Exhibit 99.2

Supplemental Financial Information August 3, 2021

Supplemental Financial Information For the quarter ended June 30, 2021 August 3, 2021

Supplemental Financial Information August 3, 2021

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3
About Sunstone	4
Forward-Looking Statements	5
Non-GAAP Financial Measures	6
CORPORATE FINANCIAL INFORMATION	9
Condensed Consolidated Balance Sheets Q2 2021 – Q2 2020	10
Consolidated Statements of Operations Q2 and Q2 YTD 2021/2020	12
Reconciliation of Net Loss to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q2 and Q2 YTD 2021/2020	13
Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders Q2 and Q2 YTD 2021/2020	14
Pro Forma Consolidated Statements of Operations Q2 2021 – Q3 2020, Trailing 12 Months Ended Q2 2021	15
Pro Forma Consolidated Statements of Operations Q4 2020 – Q1 2020, FY 2020	16
Pro Forma Consolidated Statements of Operations Q4 2019 – Q1 2019, FY 2019	17
Pro Forma Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders Q1 2021	18
Pro Forma Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders Q2 2021	19
Pro Forma Reconciliation of Net Loss to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2020	20
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2019	23
CAPITALIZATION	26
Comparative Capitalization Q2 2021 – Q2 2020	27
Consolidated Debt Summary Schedule	28
Consolidated Amortization and Debt Maturity Schedule as of June 30, 2021	29
PROPERTY-LEVEL DATA	30
Hotel Information as of August 3, 2021	31

Supplemental Financial Information August 3, 2021

Supplemental Financial Information August 3, 2021

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

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Supplemental Financial Information August 3, 2021

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of August 3, 2021 has interests in 18 hotels comprised of 9,147 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s business is to acquire, own, asset manage and renovate or reposition hotels that the Company considers to be Long-Term Relevant Real Estate®.

As demand for lodging generally fluctuates with the overall economy, the Company seeks to own Long-Term Relevant Real Estate® that will maintain a high appeal with lodging travelers over long periods of time and will generate superior economic earnings materially in excess of recurring capital requirements. Sunstone’s strategy is to maximize stockholder value through focused asset management and disciplined capital recycling, which is likely to include selective acquisitions and dispositions, while maintaining balance sheet flexibility and strength. Sunstone’s goal is to maintain appropriate leverage and financial flexibility to position the Company to create value throughout all phases of the operating and financial cycles.

Corporate Headquarters
200 Spectrum Center Drive, 21st Floor
Irvine, CA 92618
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

Aaron Reyes
Senior Vice President, Corporate Finance and Treasurer
(949) 382-3018

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Supplemental Financial Information August 3, 2021

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: the impact the COVID-19 pandemic has on the Company’s business and the economy, as well as the response of governments and the Company to the pandemic, and how quickly and successfully effective vaccines and therapies are distributed and administered; increased risks related to employee matters, including increased employment litigation and claims for severance or other benefits tied to termination or furloughs as a result of temporary hotel suspensions or reduced hotel operations due to COVID-19; general economic and business conditions, including a U.S. recession, trade conflicts and tariffs, regional or global economic slowdowns and any type of flu or disease-related pandemic that impacts travel or the ability to travel, including COVID-19; the need for business-related travel, including the increased use of business-related technology; rising hotel operating costs due to labor costs, workers’ compensation and health-care related costs, utility costs, property and liability insurance costs, unanticipated costs such as acts of nature and their consequences and other costs that may not be offset by increased room rates; the ground, building or airspace leases for three of the hotels the Company has interests in as of the date of this presentation; the need for renovations, repositionings and other capital expenditures for the Company’s hotels; the impact, including any delays, of renovations and repositionings on hotel operations; new hotel supply, or alternative lodging options such as timeshare, vacation rentals or sharing services such as Airbnb, in the Company’s markets, which could harm its occupancy levels and revenue at its hotels; competition from hotels not owned by the Company; relationships with, and the requirements, performance and reputation of, the managers of the Company’s hotels; relationships with, and the requirements and reputation of, the Company’s franchisors and hotel brands; the Company’s hotels may become impaired, or its hotels which have previously become impaired may become further impaired in the future, which may adversely affect its financial condition and results of operations; competition for the acquisition of hotels, and the Company’s ability to complete acquisitions and dispositions; performance of hotels after they are acquired; changes in the Company’s business strategy or acquisition or disposition plans; the Company’s level of debt, including secured, unsecured, fixed and variable rate debt; financial and other covenants in the Company’s debt and preferred stock; the impact on the Company’s business of potential defaults by the Company on its debt agreements or leases; volatility in the capital markets and the effect on lodging demand or the Company’s ability to obtain capital on favorable terms or at all; the Company’s need to operate as a REIT and comply with other applicable laws and regulations, including new laws, interpretations or court decisions that may change the federal or state tax laws or the federal or state income tax consequences of the Company’s qualification as a REIT; potential adverse tax consequences in the event that the Company’s operating leases with its taxable REIT subsidiaries are not held to have been made on an arm’s-length basis; system security risks, data protection breaches, cyber-attacks, including those impacting the Company’s hotel managers or other third parties, and systems integration issues; other events beyond the Company’s control, including climate change, natural disasters, terrorist attacks or civil unrest; and other risks and uncertainties associated with the Company’s business described in its filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information provided herein is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

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Supplemental Financial Information August 3, 2021

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to NAREIT’s definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

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Supplemental Financial Information August 3, 2021

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

●	Amortization of contract intangibles: we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the unfavorable tenant lease contracts recorded in conjunction with our acquisitions of the Boston Park Plaza and the Hilton Garden Inn Chicago Downtown/Magnificent Mile. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Acquisition costs: under GAAP, costs associated with acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; the write-off of development costs associated with abandoned projects; property-level restructuring, severance and management transition costs; debt resolution costs; lease terminations; and property insurance proceeds or uninsured losses.

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net (income) loss allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We also exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels. In addition, we exclude the amortization of our right-of-use assets and liabilities as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. Additionally, we include an adjustment for the cash

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Supplemental Financial Information August 3, 2021

finance lease expense recorded on the building lease at the Hyatt Centric Chicago Magnificent Mile. We determined that the building lease is a finance lease, and, therefore, we include a portion of the lease payment each month in interest expense. We adjust EBITDAre for the finance lease in order to more accurately reflect the actual rent due to the hotel’s lessor in the current period, as well as the operating performance of the hotel. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and finance lease obligation as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership. We also exclude the real estate amortization of our right-of-use assets and liabilities, which includes the amortization of both our finance and operating lease intangibles (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. In addition, we exclude preferred stock redemption charges, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net (loss) income to EBITDAre, Adjusted EBITDAre, excluding noncontrolling interest, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

The 18 Hotel Portfolio includes all hotels owned by the Company as of June 30, 2021. The 17 Hotel Portfolio includes the 18 Hotel Portfolio less the Montage Healdsburg, acquired by the Company in April 2021.

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Supplemental Financial Information August 3, 2021

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information August 3, 2021

Condensed Consolidated Balance Sheets
Q2 2021 – Q2 2020

(In thousands)	June 30, 2021 (1)	March 31, 2021 (2)	December 31, 2020 (3)	September 30, 2020 (4)	June 30, 2020 (5)
Assets
Investment in hotel properties:
Land	$611,538	$571,212	$571,212	$581,426	$581,426
Buildings & improvements	2,725,893	2,527,654	2,523,750	2,707,102	2,694,935
Furniture, fixtures, & equipment	452,610	432,493	431,918	464,588	460,526
Other	62,716	41,868	37,766	64,880	72,775
	3,852,757	3,573,227	3,564,646	3,817,996	3,809,662
Less accumulated depreciation & amortization	(1,165,362)	(1,133,264)	(1,103,148)	(1,196,520)	(1,164,181)
	2,687,395	2,439,963	2,461,498	2,621,476	2,645,481

Finance lease right-of-use asset, net	45,447	45,814	46,182	46,549	46,917
Operating lease right-of-use assets, net	24,939	25,196	26,093	39,489	40,351
Other noncurrent assets, net	14,736	15,847	16,799	16,510	15,415

Current assets:
Cash and cash equivalents	162,898	320,275	368,406	461,288	540,420
Restricted cash	47,490	44,982	47,733	42,346	45,960
Other current assets, net	32,457	24,597	19,006	19,124	12,474
Assets held for sale, net	—	—	—	—	76,683
Total assets	$3,015,362	$2,916,674	$2,985,717	$3,246,782	$3,423,701

*Footnotes on following page

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Supplemental Financial Information August 3, 2021

Condensed Consolidated Balance Sheets
Q2 2021– Q2 2020 (continued)

(In thousands, except share and per share data)	June 30, 2021 (1)	March 31, 2021 (2)	December 31, 2020 (3)	September 30, 2020 (4)	June 30, 2020 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$2,331	$2,295	$2,261	$188,096	$188,757
Other current liabilities	111,393	81,947	88,532	99,679	97,129
Total current liabilities	113,724	84,242	90,793	287,775	285,886

Notes payable, less current portion, net	741,337	741,922	742,528	743,545	829,673
Finance lease obligation, less current portion	15,568	15,569	15,569	15,569	15,570
Operating lease obligations, less current portion	27,816	28,649	29,954	45,939	47,206
Other liabilities	13,612	14,679	17,494	25,909	25,374
Total liabilities	912,057	885,061	896,338	1,118,737	1,203,709

Equity
Stockholders' equity:
6.95% Series E cumulative redeemable preferred stock	—	115,000	115,000	115,000	115,000
6.45% Series F cumulative redeemable preferred stock	75,000	75,000	75,000	75,000	75,000
Series G cumulative redeemable preferred stock	66,250	—	—	—	—
6.125% Series H cumulative redeemable preferred stock	115,000	—	—	—	—
Common stock, $0.01 par value, 500,000,000 shares authorized	2,190	2,162	2,156	2,156	2,156
Additional paid in capital	2,626,582	2,585,455	2,586,108	2,584,005	2,581,637
Retained earnings	833,132	860,454	913,766	951,765	1,041,056
Cumulative dividends and distributions	(1,654,388)	(1,646,593)	(1,643,386)	(1,640,178)	(1,636,970)
Total stockholders' equity	2,063,766	1,991,478	2,048,644	2,087,748	2,177,879
Noncontrolling interest in consolidated joint venture	39,539	40,135	40,735	40,297	42,113
Total equity	2,103,305	2,031,613	2,089,379	2,128,045	2,219,992
Total liabilities and equity	$3,015,362	$2,916,674	$2,985,717	$3,246,782	$3,423,701

(1)	As presented on Form 10-Q to be filed in August 2021.
(2)	As presented on Form 10-Q filed on May 5, 2021.
(3)	As presented on Form 10-K filed on February 12, 2021.
(4)	As presented on Form 10-Q filed on November 6, 2020.
(5)	As presented on Form 10-Q filed on August 5, 2020.

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Supplemental Financial Information August 3, 2021

Consolidated Statements of Operations
Q2 and Q2 YTD 2021/2020

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2021	2020	2021	2020
Revenues
Room	$84,597	$3,869	$118,816	$131,269
Food and beverage	15,238	213	20,209	48,203
Other operating	17,375	6,342	28,818	22,164
Total revenues	117,210	10,424	167,843	201,636
Operating expenses
Room	22,946	7,077	34,586	51,322
Food and beverage	15,669	5,025	21,648	46,785
Other operating	3,486	1,224	5,291	4,988
Advertising and promotion	7,042	4,090	11,917	16,552
Repairs and maintenance	7,132	5,375	12,677	15,424
Utilities	4,683	3,226	8,834	9,068
Franchise costs	2,296	338	3,287	5,674
Property tax, ground lease and insurance	15,632	19,124	30,293	39,175
Other property-level expenses	16,067	8,736	26,544	37,581
Corporate overhead	9,467	8,438	16,644	15,832
Depreciation and amortization	32,729	34,539	63,499	71,285
Impairment losses	—	18,100	—	133,466
Total operating expenses	137,149	115,292	235,220	447,152

Interest and other income (loss)	21	306	(358)	2,612
Interest expense	(8,065)	(12,950)	(15,714)	(30,457)
Gain on extinguishment of debt	88	—	310	—
Loss before income taxes	(27,895)	(117,512)	(83,139)	(273,361)
Income tax (provision) benefit, net	(23)	12	(66)	(6,658)
Net loss	(27,918)	(117,500)	(83,205)	(280,019)
Loss from consolidated joint venture attributable to noncontrolling interest	596	2,162	2,571	2,620
Preferred stock dividends and redemption charge	(7,795)	(3,207)	(11,002)	(6,414)
Loss attributable to common stockholders	$(35,117)	$(118,545)	$(91,636)	$(283,813)

Basic and diluted per share amounts:
Basic and diluted loss attributable to common stockholders per common share	$(0.16)	$(0.55)	$(0.43)	$(1.30)

Basic and diluted weighted average common shares outstanding	215,113	214,225	214,778	217,631

Distributions declared per common share	$—	$—	$—	$0.05

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Supplemental Financial Information August 3, 2021

Reconciliation of Net Loss to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q2 and Q2 YTD 2021/2020

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands)	2021	2020	2021	2020
Net loss	$(27,918)	$(117,500)	$(83,205)	$(280,019)
Operations held for investment:
Depreciation and amortization	32,729	34,539	63,499	71,285
Interest expense	8,065	12,950	15,714	30,457
Income tax provision (benefit), net	23	(12)	66	6,658
Loss on sale of assets	—	—	70	—
Impairment losses - hotel properties	—	18,100	—	131,164
EBITDAre	12,899	(51,923)	(3,856)	(40,455)

Operations held for investment:
Amortization of deferred stock compensation	4,659	3,064	7,411	5,271
Amortization of right-of-use assets and liabilities	(338)	(332)	(669)	(593)
Finance lease obligation interest - cash ground rent	(351)	(351)	(702)	(702)
Property-level severance	—	1,113	—	1,113
Gain on extinguishment of debt	(88)	—	(310)	—
Prior year property tax adjustments, net	(1,162)	307	(1,989)	226
Impairment loss - abandoned development costs	—	—	—	2,302
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	596	2,162	2,571	2,620
Depreciation and amortization	(806)	(806)	(1,616)	(1,610)
Interest expense	(159)	(306)	(320)	(726)
Amortization of right-of-use asset and liability	73	73	145	145
Impairment loss - abandoned development costs	—	—	—	(449)
Adjustments to EBITDAre, net	2,424	4,924	4,521	7,597
Adjusted EBITDAre, excluding noncontrolling interest	$15,323	$(46,999)	$665	$(32,858)

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Supplemental Financial Information August 3, 2021

Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders
Q2 and Q2 YTD 2021/2020

	Three Months Ended June 30,		Six Months Ended June 30,
(In thousands, except per share data)	2021	2020	2021	2020
Net loss	$(27,918)	$(117,500)	$(83,205)	$(280,019)
Preferred stock dividends and redemption charge	(7,795)	(3,207)	(11,002)	(6,414)
Operations held for investment:
Real estate depreciation and amortization	32,104	33,917	62,247	70,039
Loss on sale of assets	—	—	70	—
Impairment losses - hotel properties	—	18,100	—	131,164
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	596	2,162	2,571	2,620
Real estate depreciation and amortization	(806)	(806)	(1,616)	(1,610)
FFO attributable to common stockholders	(3,819)	(67,334)	(30,935)	(84,220)

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	77	72	162	218
Noncash interest on derivatives, net	(709)	216	(1,578)	6,296
Property-level severance	—	1,113	—	1,113
Gain on extinguishment of debt	(88)	—	(310)	—
Prior year property tax adjustments, net	(1,162)	307	(1,989)	226
Preferred stock redemption charge	4,016	—	4,016	—
Impairment loss - abandoned development costs	—	—	—	2,302
Noncash income tax provision, net	—	—	—	7,415
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	73	73	145	145
Noncash interest on derivatives, net	—	(26)	—	(26)
Impairment loss - abandoned development costs	—	—	—	(449)
Adjustments to FFO attributable to common stockholders, net	2,207	1,755	446	17,240
Adjusted FFO attributable to common stockholders	$(1,612)	$(65,579)	$(30,489)	$(66,980)
FFO attributable to common stockholders per diluted share	$(0.02)	$(0.31)	$(0.14)	$(0.39)
Adjusted FFO attributable to common stockholders per diluted share	$(0.01)	$(0.31)	$(0.14)	$(0.31)

Basic weighted average shares outstanding	215,113	214,225	214,778	217,631
Shares associated with unvested restricted stock awards	352	—	283	—
Diluted weighted average shares outstanding	215,465	214,225	215,061	217,631

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Supplemental Financial Information August 3, 2021

Pro Forma Consolidated Statements of Operations

Q2 2021 – Q3 2020, Trailing 12 Months Ended Q2 2021

	Quarter Ended				Trailing-12 Months Ended
(Unaudited and in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020 (1)	2020 (1)	2021 (1)
Revenues
Room	$84,597	$34,219	$21,026	$14,745	$154,587
Food and beverage	15,238	4,971	4,493	1,979	26,681
Other operating	17,375	11,443	10,592	10,252	49,662
Total revenues	117,210	50,633	36,111	26,976	230,930

Operating Expenses
Room	22,946	11,640	11,519	9,326	55,431
Food and beverage	15,669	5,979	8,392	5,719	35,759
Other expenses	56,338	42,505	30,293	39,741	168,877
Corporate overhead	9,467	7,177	5,735	6,582	28,961
Depreciation and amortization	32,729	30,770	31,505	31,121	126,125
Impairment losses	—	—	13,478	—	13,478
Total operating expenses	137,149	98,071	100,922	92,489	428,631

Interest and other income (loss)	21	(379)	85	139	(134)
Interest expense	(8,065)	(7,649)	(7,676)	(8,999)	(32,389)
Gain (loss) on extinguishment of debt, net	88	222	—	(210)	100
Loss before income taxes	(27,895)	(55,244)	(72,402)	(74,583)	(230,124)
Income tax (provision) benefit, net	(23)	(43)	(15)	83	2
Net loss	$(27,918)	$(55,287)	$(72,417)	$(74,500)	$(230,122)

Adjusted EBITDAre, excluding noncontrolling interest	$15,323	$(14,658)	$(14,886)	$(30,656)	$(44,877)

Adjusted FFO attributable to common stockholders (2)	$(1,311)	$(28,856)	$(28,262)	$(45,376)	$(103,805)

Adjusted FFO attributable to common stockholders per diluted share (2)	$(0.01)	$(0.13)	$(0.13)	$(0.21)	$(0.48)
(1)	Includes the Company's ownership results for the 17 Hotel Portfolio. Excludes the Company's ownership results for the Renaissance Harborplace and the Renaissance Los Angeles Airport due to their sales in July 2020 and December 2020, respectively. In addition, excludes the Company's ownership results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder, as well as the elimination of interest expense and loss on extinguishment of debt on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020.
(2)	Adjusted FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders per diluted share reconciliations for the first and second quarters of 2021 can be found on pages 18 and 19, respectively, in this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information August 3, 2021

Pro Forma Consolidated Statements of Operations

Q4 2020 – Q1 2020, FY 2020

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2020	2020	2020	2020	2020
Revenues
Room	$21,026	$14,745	$2,395	$113,475	$151,641
Food and beverage	4,493	1,979	142	44,372	50,986
Other operating	10,592	10,252	6,144	14,195	41,183
Total revenues	36,111	26,976	8,681	172,042	243,810

Operating Expenses
Room	11,519	9,326	4,995	37,241	63,081
Food and beverage	8,392	5,719	4,379	37,471	55,961
Other expenses	30,293	39,741	35,607	74,308	179,949
Corporate overhead	5,735	6,582	8,438	7,394	28,149
Depreciation and amortization	31,505	31,121	31,363	31,876	125,865
Impairment losses	13,478	—	—	7,509	20,987
Total operating expenses	100,922	92,489	84,782	195,799	473,992

Interest and other income	85	139	306	2,306	2,836
Interest expense	(7,676)	(8,999)	(9,322)	(14,645)	(40,642)
Loss on extinguishment of debt	—	(210)	—	—	(210)
Loss before income taxes	(72,402)	(74,583)	(85,117)	(36,096)	(268,198)
Income tax (provision) benefit, net	(15)	83	12	(6,670)	(6,590)
Net loss	$(72,417)	$(74,500)	$(85,105)	$(42,766)	$(274,788)

Adjusted EBITDAre, excluding noncontrolling interest (2)	$(14,886)	$(30,656)	$(39,588)	$18,304	$(66,826)

Adjusted FFO attributable to common stockholders (3)	$(28,262)	$(45,376)	$(54,519)	$5,645	$(122,512)

Adjusted FFO attributable to common stockholders per diluted share (3)	$(0.13)	$(0.21)	$(0.25)	$0.03	$(0.56)
(1)	Includes the Company's ownership results for the 17 Hotel Portfolio. Excludes the Company's ownership results for the Renaissance Harborplace and the Renaissance Los Angeles Airport due to their sales in July 2020 and December 2020, respectively. In addition, excludes the Company's ownership results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder, as well as the elimination of interest expense and loss on extinguishment of debt on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020.
(2)	Adjusted EBITDAre, excluding noncontrolling interest reconciliation for the year ended December 31, 2020 can be found on page 20 in this supplemental package.
(3)	Adjusted FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders per diluted share reconciliations for the year ended December 31, 2020 can be found on page 21 in this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information August 3, 2021

Pro Forma Consolidated Statements of Operations

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2019
Revenues
Room	$160,370	$171,544	$179,838	$150,734	$662,486
Food and beverage	60,403	56,052	68,588	63,819	248,862
Other operating	17,555	18,275	16,943	15,358	68,131
Total revenues	238,328	245,871	265,369	229,911	979,479

Operating Expenses
Room	42,414	43,947	43,744	40,711	170,816
Food and beverage	41,382	40,143	43,201	42,129	166,855
Other expenses	82,501	82,373	84,012	81,716	330,602
Corporate overhead	7,275	7,395	8,078	7,516	30,264
Depreciation and amortization	31,780	31,854	31,217	31,056	125,907
Total operating expenses	205,352	205,712	210,252	203,128	824,444

Interest and other income	3,060	3,762	4,811	4,924	16,557
Interest expense	(7,867)	(10,064)	(12,621)	(11,131)	(41,683)
Income before income taxes	28,169	33,857	47,307	20,576	129,909
Income tax (provision) benefit, net	(1,034)	749	(2,676)	3,112	151
Net income	$27,135	$34,606	$44,631	$23,688	$130,060

Adjusted EBITDAre, excluding noncontrolling interest (2)	$66,968	$73,500	$89,511	$61,915	$291,894

Adjusted FFO attributable to common stockholders (3)	$53,407	$61,000	$75,036	$47,831	$237,274

Adjusted FFO attributable to common stockholders per diluted share (3)	$0.25	$0.28	$0.35	$0.22	$1.09
(1)	Includes the Company's ownership results for the 17 Hotel Portfolio. Excludes the Company's ownership results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace and the Renaissance Los Angeles Airport due to their sales in October 2019, July 2020 and December 2020, respectively. In addition, excludes the Company's ownership results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder, as well as the elimination of interest expense on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020.
(2)	Adjusted EBITDAre, excluding noncontrolling interest reconciliation for the year ended December 31, 2019 can be found on page 23 in this supplemental package.
(3)	Adjusted FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders per diluted share reconciliations for the year ended December 31, 2019 can be found on page 24 in this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information August 3, 2021

Pro Forma Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders

Q1 2021

	Three Months Ended March 31, 2021

		Debt & Equity	Pro
(In thousands, except per share amounts)	Actual (1)	Transactions (2)	Forma (3)

Net loss	$(55,287)	$—	$(55,287)
Preferred stock dividends	(3,207)	21	(3,186)
Operations held for investment:
Real estate depreciation and amortization	30,143	—	30,143
Loss on sale of assets	70	—	70
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	1,975	—	1,975
Real estate depreciation and amortization	(810)	—	(810)
FFO attributable to common stockholders	(27,116)	21	(27,095)

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	85	—	85
Noncash interest on derivatives, net	(869)	—	(869)
Gain on extinguishment of debt	(222)	—	(222)
Prior year property tax adjustments, net	(827)	—	(827)
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	72	—	72
Adjustments to FFO attributable to common stockholders, net	(1,761)	—	(1,761)

Adjusted FFO attributable to common stockholders	$(28,877)	$21	$(28,856)

FFO attributable to common stockholders per diluted share	$(0.13)		$(0.12)

Adjusted FFO attributable to common stockholders per diluted share	$(0.13)		$(0.13)

Basic weighted average shares outstanding	214,438	2,914	217,352
Shares associated with unvested restricted stock awards	210	—	210
Diluted weighted average shares outstanding	214,648	2,914	217,562
(1)	Actual represents the Company's ownership results for all 17 hotels owned by the Company as of March 31, 2021.
(2)	Debt & Equity Transactions represent the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuance of the 6.125% Series H and 5.7% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes the issuance of 2,913,682 shares of common stock in the second quarter of 2021.
(3)	Pro Forma represents the Company's ownership results for the 17 Hotel Portfolio, as well as the preferred stock transactions and common stock issuances in 2021.

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information August 3, 2021

Pro Forma Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders

Q2 2021

	Three Months Ended June 30, 2021

		Debt & Equity	Pro
(In thousands, except per share amounts)	Actual (1)	Transactions (2)	Forma (3)

Net loss	$(27,918)	$—	$(27,918)
Preferred stock dividends and redemption charge	(7,795)	4,317	(3,478)
Operations held for investment:
Real estate depreciation and amortization	32,104	—	32,104
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	596	—	596
Real estate depreciation and amortization	(806)	—	(806)
FFO attributable to common stockholders	(3,819)	4,317	498

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	77	—	77
Noncash interest on derivatives, net	(709)	—	(709)
Gain on extinguishment of debt	(88)	—	(88)
Prior year property tax adjustments, net	(1,162)	—	(1,162)
Preferred stock redemption charge	4,016	(4,016)	—
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	73	—	73
Adjustments to FFO attributable to common stockholders, net	2,207	(4,016)	(1,809)

Adjusted FFO attributable to common stockholders	$(1,612)	$301	$(1,311)

FFO attributable to common stockholders per diluted share	$(0.02)		$0.00

Adjusted FFO attributable to common stockholders per diluted share	$(0.01)		$(0.01)

Basic weighted average shares outstanding	215,113	2,470	217,583
Shares associated with unvested restricted stock awards	352	—	352
Diluted weighted average shares outstanding	215,465	2,470	217,935
(1)	Actual represents the Company's ownership results for all 18 hotels owned by the Company as of June 30, 2021.
(2)	Debt & Equity Transactions represent the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuance of the 6.125% Series H and 5.7% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes the issuance of 2,913,682 shares of common stock in the second quarter of 2021.
(3)	Pro Forma represents the Company's ownership results for the 18 Hotel Portfolio, as well as the preferred stock transactions and common stock issuances in 2021.

CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information August 3, 2021

Pro Forma Reconciliation of Net Loss to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

FY 2020

	Year Ended December 31, 2020
		Disposition:	Disposition:	Disposition:
		Renaissance	Renaissance	Hilton	Debt & Equity	Pro
(In thousands)	Actual (1)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Transactions (3)	Forma (4)

Net loss	$(410,506)	$23,386	$(29,132)	$134,845	$6,619	$(274,788)
Operations held for investment:
Depreciation and amortization	137,051	(2,622)	(3,897)	(4,667)	—	125,865
Interest expense	53,307	—	—	(6,079)	(6,586)	40,642
Income tax provision, net	6,590	—	—	—	—	6,590
Gain on sale of assets	(34,298)	189	34,109	—	—	—
Impairment losses	144,642	(18,100)	—	(107,857)	—	18,685
EBITDAre	(103,214)	2,853	1,080	16,242	33	(83,006)

Operations held for investment:
Amortization of deferred stock compensation	9,576	—	—	—	—	9,576
Amortization of right-of-use assets and liabilities	(1,260)	—	—	(34)	—	(1,294)
Finance lease obligation interest - cash ground rent	(1,404)	—	—	—	—	(1,404)
Gain on extinguishment of debt, net	(6,146)	—	—	6,389	(33)	210
Property-level severance	11,038	—	(109)	(5,637)	—	5,292
Prior year property tax adjustments, net	(276)	57	481	—	—	262
Impairment loss - abandoned development costs	2,302	—	—	—	—	2,302
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	5,817	—	—	—	—	5,817
Depreciation and amortization	(3,228)	—	—	—	—	(3,228)
Interest expense	(1,194)	—	—	—	—	(1,194)
Amortization of right-of-use asset and liability	290	—	—	—	—	290
Impairment loss - abandoned development costs	(449)	—	—	—	—	(449)
Adjustments to EBITDAre, net	15,066	57	372	718	(33)	16,180

Adjusted EBITDAre, excluding noncontrolling interest	$(88,148)	$2,910	$1,452	$16,960	$—	$(66,826)

*Footnotes on Page 22

CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information August 3, 2021

Pro Forma Reconciliation of Net Loss to FFO and Adjusted FFO Attributable to Common Stockholders

FY 2020

	Year Ended December 31, 2020
		Disposition:	Disposition:	Disposition:
		Renaissance	Renaissance	Hilton	Debt & Equity	Pro
(In thousands, except per share amounts)	Actual (1)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Transactions (3)	Forma (4)

Net loss	$(410,506)	$23,386	$(29,132)	$134,845	$6,619	$(274,788)
Preferred stock dividends	(12,830)	—	—	—	86	(12,744)
Operations held for investment:
Real estate depreciation and amortization	134,555	(2,622)	(3,897)	(4,667)	—	123,369
Gain on sale of assets	(34,298)	189	34,109	—	—	—
Impairment losses	144,642	(18,100)	—	(107,857)	—	18,685
Noncontrolling interest:
Loss from consolidated joint venture attributable to noncontrolling interest	5,817	—	—	—	—	5,817
Real estate depreciation and amortization	(3,228)	—	—	—	—	(3,228)
FFO attributable to common stockholders	(175,848)	2,853	1,080	22,321	6,705	(142,889)

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	376	—	—	(34)	—	342
Noncash interest on derivatives and finance lease obligation, net	4,740	—	—	—	—	4,740
Gain on extinguishment of debt, net	(6,146)	—	—	6,389	(33)	210
Property-level severance	11,038	—	(109)	(5,637)	—	5,292
Prior year property tax adjustments, net	(276)	57	481	—	—	262
Impairment loss - abandoned development costs	2,302	—	—	—	—	2,302
Noncash income tax provision, net	7,415	—	—	—	—	7,415
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	290	—	—	—	—	290
Noncash interest on derivatives, net	(27)	—	—	—	—	(27)
Impairment loss - abandoned development costs	(449)	—	—	—	—	(449)
Adjustments to FFO attributable to common stockholders, net	19,263	57	372	718	(33)	20,377

Adjusted FFO attributable to common stockholders	$(156,585)	$2,910	$1,452	$23,039	$6,672	$(122,512)

FFO attributable to common stockholders per diluted share	$(0.81)					$(0.66)

Adjusted FFO attributable to common stockholders per diluted share	$(0.73)					$(0.56)

Basic weighted average shares outstanding	215,934				1,172	217,106
Shares associated with unvested restricted stock awards	—				—	—
Diluted weighted average shares outstanding	215,934				1,172	217,106

*Footnotes on Page 22

CORPORATE FINANCIAL INFORMATION	Page 21

Supplemental Financial Information August 3, 2021

Pro Forma Reconciliation of Net Loss to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

FY 2020 Footnotes

(1)	Actual represents the Company's ownership results for the 17 hotels owned by the Company as of December 31, 2020, as well as results for the Renaissance Harborplace and the Renaissance Los Angeles Airport prior to their sales in July 2020 and December 2020, respectively. In addition, Actual includes the Company's ownership results for the Hilton Times Square prior to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(2)	Disposition represents the Company's ownership results for the Renaissance Harborplace and the Renaissance Los Angeles Airport prior to their sales in July 2020 and December 2020, respectively. In addition, Disposition includes the Company's ownership results for the Hilton Times Square prior to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(3)	Debt & Equity Transactions represent the elimination of interest expense and loss on extinguishment of debt on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020, along with the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuance of the 6.125% Series H and 5.7% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes the reduction of 9,770,081 shares of common stock repurchased in the first quarter of 2020, offset by the issuance of 2,913,682 shares of common stock in the second quarter of 2021.
(4)	Pro Forma represents the Company's ownership results for the 17 Hotel Portfolio, as well as the Renaissance Washington DC loan repayment in 2020, the preferred stock transactions in 2021, the common stock repurchases in 2020, and the common stock issuances in 2021.

CORPORATE FINANCIAL INFORMATION	Page 22

Supplemental Financial Information August 3, 2021

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest

FY 2019

	Year Ended December 31, 2019
		Disposition:	Disposition:	Disposition:	Disposition:
		Courtyard by Marriott	Renaissance	Renaissance	Hilton	Debt & Equity	Pro
(In thousands)	Actual (1)	Los Angeles (2)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Transactions (3)	Forma (4)

Net income	$142,793	$(44,979)	$21,507	$(3,331)	$7,284	$6,786	$130,060
Operations held for investment:
Depreciation and amortization	147,748	(760)	(6,719)	(4,205)	(10,157)	—	125,907
Interest expense	54,223	(955)	—	—	(4,799)	(6,786)	41,683
Income tax benefit, net	(151)	—	—	—	—	—	(151)
Gain on sale of assets	(42,935)	42,935	—	—	—	—	—
Impairment loss	24,713	—	(24,713)	—	—	—	—
EBITDAre	326,391	(3,759)	(9,925)	(7,536)	(7,672)	—	297,499

Operations held for investment:
Amortization of deferred stock compensation	9,313	—	—	—	—	—	9,313
Amortization of right-of-use assets and liabilities	(782)	—	—	—	(239)	—	(1,021)
Finance lease obligation interest - cash ground rent	(2,175)	772	—	—	—	—	(1,403)
Prior year property tax adjustments, net	168	—	—	9	—	—	177
Prior owner contingency funding	(900)	—	—	—	—	—	(900)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,060)	—	—	—	—	—	(7,060)
Depreciation and amortization	(2,875)	—	—	—	—	—	(2,875)
Interest expense	(2,126)	—	—	—	—	—	(2,126)
Amortization of right-of-use asset and liability	290	—	—	—	—	—	290
Adjustments to EBITDAre, net	(6,147)	772	—	9	(239)	—	(5,605)

Adjusted EBITDAre, excluding noncontrolling interest	$320,244	$(2,987)	$(9,925)	$(7,527)	$(7,911)	$—	$291,894

*Footnotes on Page 25

CORPORATE FINANCIAL INFORMATION	Page 23

Supplemental Financial Information August 3, 2021

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

FY 2019

	Year Ended December 31, 2019
		Disposition:	Disposition:	Disposition:	Disposition:
		Courtyard by Marriott	Renaissance	Renaissance	Hilton	Debt & Equity	Pro
(In thousands, except per share amounts)	Actual (1)	Los Angeles (2)	Harborplace (2)	Los Angeles Airport (2)	Times Square (2)	Transactions (3)	Forma (4)

Net income	$142,793	$(44,979)	$21,507	$(3,331)	$7,284	$6,786	$130,060
Preferred stock dividends	(12,830)	—	—	—	—	86	(12,744)
Operations held for investment:
Real estate depreciation and amortization	145,260	(760)	(6,719)	(4,205)	(10,157)	—	123,419
Gain on sale of assets	(42,935)	42,935	—	—	—	—	—
Impairment loss	24,713	—	(24,713)	—	—	—	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,060)	—	—	—	—	—	(7,060)
Real estate depreciation and amortization	(2,875)	—	—	—	—	—	(2,875)
FFO attributable to common stockholders	247,066	(2,804)	(9,925)	(7,536)	(2,873)	6,872	230,800

Operations held for investment:
Real estate amortization of right-of-use assets and liabilities	590	—	—	—	(239)	—	351
Noncash interest on derivatives and finance lease obligations, net	6,051	(183)	—	—	—	—	5,868
Prior year property tax adjustments, net	168	—	—	9	—	—	177
Prior owner contingency funding	(900)	—	—	—	—	—	(900)
Noncash income tax provision, net	688	—	—	—	—	—	688
Noncontrolling interest:
Real estate amortization of right-of-use asset and liability	290	—	—	—	—	—	290
Adjustments to FFO attributable to common stockholders, net	6,887	(183)	—	9	(239)	—	6,474

Adjusted FFO attributable to common stockholders	$253,953	$(2,987)	$(9,925)	$(7,527)	$(3,112)	$6,872	$237,274

FFO attributable to common stockholders per diluted share	$1.09						$1.06

Adjusted FFO attributable to common stockholders per diluted share	$1.12						$1.09

Basic weighted average shares outstanding	225,681					(8,954)	216,727
Shares associated with unvested restricted stock awards	276					—	276
Diluted weighted average shares outstanding	225,957					(8,954)	217,003

*Footnotes on Page 25

CORPORATE FINANCIAL INFORMATION	Page 24

Supplemental Financial Information August 3, 2021

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders

FY 2019 Footnotes

(1)	Actual represents the Company's ownership results for the 20 hotels owned by the Company as of December 31, 2019, as well as results for the Courtyard by Marriott Los Angeles prior to its sale in October 2019.
(2)	Disposition represents the Company's ownership results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace and the Renaissance Los Angeles Airport prior to their sales in October 2019, July 2020 and December 2020, respectively. In addition, Disposition includes the Company's ownership results for the Hilton Times Square prior to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(3)	Debt & Equity Transactions represent the reduction in interest expense on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020, along with the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuance of the 6.125% Series H and 5.7% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes the reduction of 3,783,936 shares of common stock repurchased in the second, third and fourth quarters of 2019 and the 9,770,081 shares repurchased in the first quarter of 2020, offset by the issuance of 2,913,682 shares of common stock in the second quarter of 2021.
(4)	Pro Forma represents the Company's ownership results for the 17 Hotel Portfolio, as well as the Renaissance Washington DC loan repayment in 2020, the preferred stock transactions in 2021, the common stock repurchases in 2019 and 2020, and the common stock issuances in 2021.

CORPORATE FINANCIAL INFORMATION	Page 25

Supplemental Financial Information August 3, 2021

CAPITALIZATION

CAPITALIZATION	Page 26

Supplemental Financial Information August 3, 2021

Comparative Capitalization
Q2 2021 – Q2 2020

	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands, except per share data)	2021	2021	2020	2020	2020

Common Share Price & Dividends
At the end of the quarter	$12.42	$12.46	$11.33	$7.94	$8.15
High during quarter ended	$13.55	$13.57	$11.42	$8.70	$10.65
Low during quarter ended	$11.90	$10.25	$7.27	$7.27	$7.04
Common dividends per share	$—	$—	$—	$—	$—

Common Shares & Units
Common shares outstanding	219,043	216,175	215,593	215,636	215,636
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	219,043	216,175	215,593	215,636	215,636

Capitalization
Market value of common equity	$2,720,515	$2,693,542	$2,442,673	$1,712,146	$1,757,430
Liquidation value of preferred equity - Series E	—	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series F	75,000	75,000	75,000	75,000	75,000
Liquidation value of preferred equity - Series G	66,250	—	—	—	—
Liquidation value of preferred equity - Series H	115,000	—	—	—	—
Consolidated debt	746,303	747,113	747,945	934,673	1,021,247
Consolidated total capitalization	3,723,068	3,630,655	3,380,618	2,836,819	2,968,677

Noncontrolling interest in consolidated debt	(55,000)	(55,000)	(55,000)	(55,000)	(55,000)
Pro rata total capitalization	$3,668,068	$3,575,655	$3,325,618	$2,781,819	$2,913,677

Consolidated debt to consolidated total capitalization	20.0%	20.6%	22.1%	32.9%	34.4%
Pro rata debt to pro rata total capitalization	18.8%	19.4%	20.8%	31.6%	33.2%
Consolidated debt and preferred equity to consolidated total capitalization	26.9%	25.8%	27.7%	39.6%	40.8%
Pro rata debt and preferred equity to pro rata total capitalization	25.8%	24.7%	26.5%	38.5%	39.7%

CAPITALIZATION	Page 27

Supplemental Financial Information August 3, 2021

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	June 30, 2021	Balance At
Debt	Collateral	Spread	Date	Balance	Maturity

Fixed Rate Debt
Term Loan Facility (1)	Unsecured	3.94%	09/03/2022	$85,000	$85,000
Term Loan Facility (1)	Unsecured	4.20%	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	79,102	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%	01/06/2025	57,201	51,987
Series A Senior Notes (2)	Unsecured	5.94%	01/10/2026	90,000	90,000
Series B Senior Notes (2)	Unsecured	6.04%	01/10/2028	115,000	115,000
Total Fixed Rate Debt				526,303	514,058
Variable Rate Debt
Secured Mortgage Debt (3)	Hilton San Diego Bayfront	1.14%	12/09/2023	220,000	220,000
Credit Facility (1)	Unsecured	L + 1.40% - 2.40%	04/14/2023	—	—
Total Variable Rate Debt				220,000	220,000

TOTAL CONSOLIDATED DEBT				$746,303	$734,058

Preferred Stock
Series F cumulative redeemable preferred		6.45%	perpetual	$75,000
Series G cumulative redeemable preferred (4)		Variable	perpetual	66,250
Series H cumulative redeemable preferred		6.125%	perpetual	115,000
Total Preferred Stock				$256,250

Debt Statistics
% Fixed Rate Debt				70.5%
% Floating Rate Debt				29.5%
Average Interest Rate (5)				3.75%
Weighted Average Maturity of Debt (3)				3.3 years

(1)	In July and December 2020, the Company executed amendments to the agreement governing its revolving credit facility and term loan facilities, providing covenant relief through the first quarter of 2022, with the first quarterly covenant test as of the period ended March 31, 2022. Under the terms of the July 2020 amendment, a 25-basis point LIBOR floor was added for the remaining term of the facilities and the applicable LIBOR margin was increased to 225 basis points for the revolving credit facility and 220 basis points for the term loan facilities, the high points of the pricing grid. The December 2020 amendment fixed the applicable LIBOR margin at 240 basis points for the revolving credit facility and 235 basis points for the term loan facilities. After the covenant relief period, the LIBOR margin will revert back to the original terms of the pricing grid with a range of 140 to 225 basis points for the revolving credit facility and 135 to 220 basis points for the term loan facilities, depending on the Company’s leverage ratios. The interest rates presented reflect the terms of the amended agreements and the effects of the Company’s interest rate derivative agreements.
(2)	In July and December 2020, the Company executed amendments to the agreement governing the Senior Notes, providing covenant relief through the first quarter of 2022, with the first quarterly covenant test as of the period ended March 31, 2022. The July and December 2020 amendments increased the annual interest rates on the Senior Notes by 1.0% and an additional 0.25%, respectively. After the covenant relief period, the interest rates on the Senior Notes will decrease by 0.25% until the Company’s leverage ratio is below 5.0x. The interest rates presented reflect the terms of the amended agreements.
(3)	In December 2020, the Company exercised its first option to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2021. Two additional one-year options to extend remain, which the Company also intends to exercise, extending the maturity date to December 2023. By extending this loan in December 2021, the Company's weighted average maturity of debt increases from 2.7 years to 3.3 years.
(4)	The Series G cumulative redeemable preferred stock has an initial dividend rate equal to the Montage Healdsburg's annual net operating income yield on the Company's investment in the hotel. During the second quarter of 2021, this equated to a cash dividend of $0.110259 per share, reflecting a pro-rated amount for the days outstanding in the applicable dividend period.
(5)	Average Interest Rate is calculated based on rates at June 30, 2021, and includes the effect of the Company's interest rate derivative agreements.

CAPITALIZATION	Page 28

Supplemental Financial Information August 3, 2021

Consolidated Amortization and Debt Maturity Schedule

As of June 30, 2021

(1)	In December 2020, the Company exercised its first option to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2021. Two additional one-year options to extend remain, which the Company also intends to exercise, extending the maturity date to December 2023.
(2)	Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the June 30, 2021 consolidated total capitalization as presented on page 27.

CAPITALIZATION	Page 29

Supplemental Financial Information August 3, 2021

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 30

Supplemental Financial Information August 3, 2021

Hotel Information as of August 3, 2021

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Open / Suspension Date (1)	Resumption Date (1)	Year Acquired

1	Hilton San Diego Bayfront (2) (3)	California	Hilton	1,190	13.01%	Leasehold	March 23, 2020	August 11, 2020	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	11.59%	Fee Simple	Open	N/A	2013
3	Hyatt Regency San Francisco	California	Hyatt	821	8.98%	Fee Simple	March 22, 2020	October 1, 2020	2013
4	Renaissance Washington DC	Washington DC	Marriott	807	8.82%	Fee Simple	March 26, 2020	August 24, 2020	2005
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	8.54%	Fee Simple	March 20, 2020	October 1, 2020	2005
6	Wailea Beach Resort	Hawaii	Marriott	547	5.98%	Fee Simple	March 25, 2020	November 1, 2020	2014
7	JW Marriott New Orleans (4)	Louisiana	Marriott	501	5.48%	Fee Simple	March 28, 2020	July 14, 2020	2011
8	Hyatt Centric Chicago Magnificent Mile (3)	Illinois	Hyatt	419	4.58%	Leasehold	April 6, 2020	July 13, 2020	2012
9	Marriott Boston Long Wharf	Massachusetts	Marriott	415	4.54%	Fee Simple	March 12, 2020	July 7, 2020	2007
10	Renaissance Long Beach	California	Marriott	374	4.09%	Fee Simple	Open	N/A	2005
11	Embassy Suites Chicago	Illinois	Hilton	368	4.02%	Fee Simple	April 1, 2020	July 1, 2020	2002
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	3.95%	Fee Simple	March 27, 2020	April 1, 2021	2012
13	Renaissance Westchester	New York	Marriott	348	3.80%	Fee Simple	April 4, 2020	—	2010
14	Embassy Suites La Jolla	California	Hilton	340	3.72%	Fee Simple	Open	N/A	2006
15	The Bidwell Marriott Portland	Oregon	Marriott	258	2.82%	Fee Simple	March 27, 2020	October 5, 2020	2000
16	Hilton New Orleans St. Charles	Louisiana	Hilton	252	2.76%	Fee Simple	March 28, 2020	July 13, 2020	2013
17	Oceans Edge Resort & Marina	Florida	Independent	175	1.91%	Fee Simple	March 22, 2020	June 4, 2020	2017
18	Montage Healdsburg	California	Montage	130	1.42%	Fee Simple	Open	N/A	2021

	Total 18 Hotel Portfolio			9,147	100%

(1)	In March 2020, the COVID-19 pandemic was declared a National Public Health Emergency, which led to material group cancellations, corporate and government travel restrictions and an unprecedented decline in hotel demand. As a result of these cancellations, restrictions and the health concerns related to COVID-19, the Company determined that it was in the best interest of its hotel employees and the communities in which its hotels operate to temporarily suspend operations at the majority of its hotels. As of the date of this presentation, operations continue to be temporarily suspended at one of the Company’s hotels, and 17 hotels are operating under a reduced capacity.
(2)	The Company owns 75% of the joint venture that owns the Hilton San Diego Bayfront.
(3)	Assuming the full exercise of all lease extensions, the ground lease at the Hilton San Diego Bayfront and the building lease at the Hyatt Centric Chicago Magnificent Mile mature in 2071 and 2097, respectively.
(4)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space fronting Canal Street that is not integral to the hotel’s operations.

PROPERTY-LEVEL DATA	Page 31

Supplemental Financial Information August 3, 2021

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 32

Supplemental Financial Information August 3, 2021

Property-Level Operating Statistics

Q2 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	For the Three Months Ended June 30,			For the Three Months Ended June 30,			For the Three Months Ended June 30,
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$180.95	$—	100%	48.5%	0.0%	100%	$87.76	$—	100%
2	Boston Park Plaza	$148.49	$137.16	8.3%	32.5%	4.2%	673.8%	$48.26	$5.76	737.8%
3	Hyatt Regency San Francisco	$195.14	$—	100%	22.3%	0.0%	100%	$43.52	$—	100%
4	Renaissance Washington DC	$134.44	$—	100%	56.4%	0.0%	100%	$75.82	$—	100%
5	Renaissance Orlando at SeaWorld ®	$144.01	$—	100%	45.1%	0.0%	100%	$64.95	$—	100%
6	Wailea Beach Resort	$582.08	$—	100%	74.7%	0.0%	100%	$434.81	$—	100%
7	JW Marriott New Orleans	$171.31	$—	100%	49.3%	0.0%	100%	$84.46	$—	100%
8	Hyatt Centric Chicago Magnificent Mile	$169.09	$59.68	183.3%	24.0%	0.1%	23,900.0%	$40.58	$0.06	67,533.3%
9	Marriott Boston Long Wharf	$289.36	$—	100%	37.2%	0.0%	100%	$107.64	$—	100%
10	Renaissance Long Beach	$173.40	$107.59	61.2%	83.2%	21.4%	288.8%	$144.27	$23.02	526.7%
11	Embassy Suites Chicago	$153.53	$28.90	431.2%	42.4%	0.3%	14,033.3%	$65.10	$0.09	72,233.3%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$121.58	$—	100%	38.5%	0.0%	100%	$46.81	$—	100%
13	Embassy Suites La Jolla	$187.98	$103.32	81.9%	55.5%	27.1%	104.8%	$104.33	$28.00	272.6%
14	The Bidwell Marriott Portland	$144.97	$—	100%	19.3%	0.0%	100%	$27.98	$—	100%
15	Hilton New Orleans St. Charles	$128.31	$—	100%	46.5%	0.0%	100%	$59.66	$—	100%
16	Oceans Edge Resort & Marina	$445.71	$232.80	91.5%	86.8%	13.9%	524.5%	$386.88	$32.36	1,095.6%

	16 Hotels Open During the Entire Second Quarter of 2021	$219.82	$108.28	103.0%	45.4%	2.8%	1,521.4%	$99.80	$3.03	3,193.7%

	1 Hotel with Suspended Operations During All of the Second Quarter of 2021	$—	$105.08	(100)%	0.0%	0.1%	(100)%	$—	$0.11	(100)%

	17 Hotel Portfolio (1)	$219.82	$108.27	103.0%	43.6%	2.7%	1,514.8%	$95.84	$2.92	3,182.2%

	Recently Acquired Hotel (2)
	Montage Healdsburg	$1,008.94	N/A	100%	61.1%	N/A	100%	$616.46	N/A	100%

	18 Hotel Portfolio (3)	$235.43			43.9%			$103.35

*Footnotes on page 43

PROPERTY-LEVEL OPERATING STATISTICS	Page 33

Supplemental Financial Information August 3, 2021

Property-Level Operating Statistics

Q2 2021/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	For the Three Months Ended June 30,			For the Three Months Ended June 30,			For the Three Months Ended June 30,
		2021	2019	Change	2021	2019	Change	2021	2019	Change
1	Hilton San Diego Bayfront (4)	$180.95	$251.17	(28.0)%	48.5%	78.7%	(38.4)%	$87.76	$197.67	(55.6)%
2	Boston Park Plaza	$148.49	$246.19	(39.7)%	32.5%	97.0%	(66.5)%	$48.26	$238.80	(79.8)%
3	Hyatt Regency San Francisco (4)	$195.14	$310.18	(37.1)%	22.3%	90.9%	(75.5)%	$43.52	$281.95	(84.6)%
4	Renaissance Washington DC	$134.44	$250.42	(46.3)%	56.4%	86.5%	(34.8)%	$75.82	$216.61	(65.0)%
5	Renaissance Orlando at SeaWorld ®	$144.01	$165.86	(13.2)%	45.1%	82.1%	(45.1)%	$64.95	$136.17	(52.3)%
6	Wailea Beach Resort	$582.08	$447.36	30.1%	74.7%	93.5%	(20.1)%	$434.81	$418.28	4.0%
7	JW Marriott New Orleans	$171.31	$212.68	(19.5)%	49.3%	88.5%	(44.3)%	$84.46	$188.22	(55.1)%
8	Hyatt Centric Chicago Magnificent Mile	$169.09	$229.70	(26.4)%	24.0%	88.6%	(72.9)%	$40.58	$203.51	(80.1)%
9	Marriott Boston Long Wharf	$289.36	$384.60	(24.8)%	37.2%	89.9%	(58.6)%	$107.64	$345.76	(68.9)%
10	Renaissance Long Beach	$173.40	$203.31	(14.7)%	83.2%	82.3%	1.1%	$144.27	$167.32	(13.8)%
11	Embassy Suites Chicago	$153.53	$222.75	(31.1)%	42.4%	93.1%	(54.5)%	$65.10	$207.38	(68.6)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$121.58	$202.05	(39.8)%	38.5%	91.1%	(57.7)%	$46.81	$184.07	(74.6)%
13	Embassy Suites La Jolla	$187.98	$208.40	(9.8)%	55.5%	88.9%	(37.6)%	$104.33	$185.27	(43.7)%
14	The Bidwell Marriott Portland	$144.97	$194.29	(25.4)%	19.3%	88.2%	(78.1)%	$27.98	$171.36	(83.7)%
15	Hilton New Orleans St. Charles	$128.31	$171.88	(25.3)%	46.5%	81.4%	(42.9)%	$59.66	$139.91	(57.4)%
16	Oceans Edge Resort & Marina (4)	$445.71	$233.87	90.6%	86.8%	92.2%	(5.9)%	$386.88	$215.63	79.4%

	16 Hotels Open During the Entire Second Quarter of 2021	$219.82	$254.17	(13.5)%	45.4%	88.0%	(48.4)%	$99.80	$223.67	(55.4)%

	1 Hotel with Suspended Operations During All of the Second Quarter of 2021	$—	$161.88	(100)%	0.0%	78.1%	(100)%	$—	$126.43	(100)%

	17 Hotel Portfolio (1)	$219.82	$250.99	(12.4)%	43.6%	87.6%	(50.2)%	$95.84	$219.87	(56.4)%

	Recently Acquired Hotel (2)
	Montage Healdsburg	$1,008.94	N/A	100%	61.1%	N/A	100%	$616.46	N/A	100%

	18 Hotel Portfolio (3)	$235.43			43.9%			$103.35

*Footnotes on page 43

PROPERTY-LEVEL OPERATING STATISTICS	Page 34

Supplemental Financial Information August 3, 2021

Property-Level Operating Statistics

April 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	April			April			April
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$157.73	$—	100%	37.5%	0.0%	100%	$59.15	$—	100%
2	Boston Park Plaza	$142.63	$140.80	1.3%	24.5%	3.8%	544.7%	$34.94	$5.35	553.1%
3	Hyatt Regency San Francisco	$199.70	$—	100%	13.9%	0.0%	100%	$27.76	$—	100%
4	Renaissance Washington DC	$135.23	$—	100%	87.5%	0.0%	100%	$118.33	$—	100%
5	Renaissance Orlando at SeaWorld ®	$135.51	$—	100%	40.7%	0.0%	100%	$55.15	$—	100%
6	Wailea Beach Resort	$548.68	$—	100%	61.4%	0.0%	100%	$336.89	$—	100%
7	JW Marriott New Orleans	$160.20	$—	100%	41.7%	0.0%	100%	$66.80	$—	100%
8	Hyatt Centric Chicago Magnificent Mile	$157.24	$124.68	26.1%	17.8%	0.2%	8,800.0%	$27.99	$0.25	11,096.0%
9	Marriott Boston Long Wharf	$252.47	$—	100%	27.1%	0.0%	100%	$68.42	$—	100%
10	Renaissance Long Beach	$156.33	$106.42	46.9%	62.8%	12.9%	386.8%	$98.18	$13.73	615.1%
11	Embassy Suites Chicago	$146.51	$(154.32)	194.9%	25.4%	0.3%	8,366.7%	$37.21	$(0.46)	8,189.1%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$122.42	$—	100%	14.1%	0.0%	100%	$17.26	$—	100%
13	Embassy Suites La Jolla	$149.98	$96.39	55.6%	51.6%	15.5%	232.9%	$77.39	$14.94	418.0%
14	The Bidwell Marriott Portland	$148.34	$—	100%	10.8%	0.0%	100%	$16.02	$—	100%
15	Hilton New Orleans St. Charles	$119.45	$—	100%	40.3%	0.0%	100%	$48.14	$—	100%
16	Oceans Edge Resort & Marina	$467.75	$—	100%	84.4%	0.0%	100%	$394.78	$—	100%

	16 Hotels Open During the Entire Second Quarter of 2021	$203.96	$109.20	86.8%	39.3%	1.6%	2,356.3%	$80.16	$1.75	4,480.6%

	1 Hotel with Suspended Operations During All of the Second Quarter of 2021	$—	$66.06	(100)%	0.0%	0.4%	(100)%	$—	$0.26	(100)%

	17 Hotel Portfolio (1)	$203.96	$108.76	87.5%	37.8%	1.6%	2,262.5%	$77.10	$1.74	4,331.0%

	Recently Acquired Hotel (2)
	Montage Healdsburg	$917.36	N/A	100%	55.7%	N/A	100%	$510.97	N/A	100%

	18 Hotel Portfolio (3)	$218.81			38.0%			$83.15

*Footnotes on page 43

PROPERTY-LEVEL OPERATING STATISTICS	Page 35

Supplemental Financial Information August 3, 2021

Property-Level Operating Statistics

April 2021/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	April			April			April
		2021	2019	Change	2021	2019	Change	2021	2019	Change
1	Hilton San Diego Bayfront (4)	$157.73	$245.84	(35.8)%	37.5%	78.3%	(52.1)%	$59.15	$192.49	(69.3)%
2	Boston Park Plaza	$142.63	$235.37	(39.4)%	24.5%	95.4%	(74.3)%	$34.94	$224.54	(84.4)%
3	Hyatt Regency San Francisco (4)	$199.70	$305.61	(34.7)%	13.9%	90.8%	(84.7)%	$27.76	$277.49	(90.0)%
4	Renaissance Washington DC	$135.23	$250.26	(46.0)%	87.5%	91.3%	(4.2)%	$118.33	$228.49	(48.2)%
5	Renaissance Orlando at SeaWorld ®	$135.51	$170.74	(20.6)%	40.7%	86.4%	(52.9)%	$55.15	$147.52	(62.6)%
6	Wailea Beach Resort	$548.68	$465.84	17.8%	61.4%	95.7%	(35.8)%	$336.89	$445.81	(24.4)%
7	JW Marriott New Orleans	$160.20	$228.22	(29.8)%	41.7%	89.8%	(53.6)%	$66.80	$204.94	(67.4)%
8	Hyatt Centric Chicago Magnificent Mile	$157.24	$190.87	(17.6)%	17.8%	82.4%	(78.4)%	$27.99	$157.28	(82.2)%
9	Marriott Boston Long Wharf	$252.47	$360.65	(30.0)%	27.1%	90.9%	(70.2)%	$68.42	$327.83	(79.1)%
10	Renaissance Long Beach	$156.33	$207.17	(24.5)%	62.8%	83.1%	(24.4)%	$98.18	$172.16	(43.0)%
11	Embassy Suites Chicago	$146.51	$181.43	(19.2)%	25.4%	90.6%	(72.0)%	$37.21	$164.38	(77.4)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$122.42	$159.59	(23.3)%	14.1%	88.1%	(84.0)%	$17.26	$140.60	(87.7)%
13	Embassy Suites La Jolla	$149.98	$199.16	(24.7)%	51.6%	89.4%	(42.3)%	$77.39	$178.05	(56.5)%
14	The Bidwell Marriott Portland	$148.34	$179.98	(17.6)%	10.8%	87.3%	(87.6)%	$16.02	$157.12	(89.8)%
15	Hilton New Orleans St. Charles	$119.45	$192.23	(37.9)%	40.3%	83.5%	(51.7)%	$48.14	$160.51	(70.0)%
16	Oceans Edge Resort & Marina (4)	$467.75	$273.33	71.1%	84.4%	94.9%	(11.1)%	$394.78	$259.39	52.2%

	16 Hotels Open During the Entire Second Quarter of 2021	$203.96	$248.59	(18.0)%	39.3%	88.4%	(55.5)%	$80.16	$219.75	(63.5)%

	1 Hotel with Suspended Operations During All of the Second Quarter of 2021	$—	$159.46	(100)%	0.0%	79.8%	(100)%	$—	$127.25	(100.0)%

	17 Hotel Portfolio (1)	$203.96	$245.46	(16.9)%	37.8%	88.1%	(57.1)%	$77.10	$216.25	(64.3)%

	Recently Acquired Hotel (2)
	Montage Healdsburg	$917.36	N/A	100%	55.7%	N/A	100%	$510.97	N/A	100%

	18 Hotel Portfolio (3)	$218.81			38.0%			$83.15

*Footnotes on page 43

PROPERTY-LEVEL OPERATING STATISTICS	Page 36

Supplemental Financial Information August 3, 2021

Property-Level Operating Statistics

May 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	May			May			May
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$175.97	$—	100%	44.8%	0.0%	100%	$78.83	$—	100%
2	Boston Park Plaza	$146.86	$133.25	10.2%	33.7%	3.4%	891.2%	$49.49	$4.53	992.5%
3	Hyatt Regency San Francisco	$189.04	$—	100%	21.8%	0.0%	100%	$41.21	$—	100%
4	Renaissance Washington DC	$133.94	$—	100%	69.6%	0.0%	100%	$93.22	$—	100%
5	Renaissance Orlando at SeaWorld ®	$148.94	$—	100%	38.6%	0.0%	100%	$57.49	$—	100%
6	Wailea Beach Resort	$557.33	$—	100%	76.5%	0.0%	100%	$426.36	$—	100%
7	JW Marriott New Orleans	$179.17	$—	100%	51.7%	0.0%	100%	$92.63	$—	100%
8	Hyatt Centric Chicago Magnificent Mile	$171.82	$—	100%	22.9%	0.0%	100%	$39.35	$—	100%
9	Marriott Boston Long Wharf	$278.66	$—	100%	32.5%	0.0%	100%	$90.56	$—	100%
10	Renaissance Long Beach	$177.22	$108.48	63.4%	90.9%	28.4%	220.1%	$161.09	$30.81	422.8%
11	Embassy Suites Chicago	$152.23	$90.69	67.9%	39.1%	0.3%	12,933.3%	$59.52	$0.27	21,944.4%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$115.21	$—	100%	46.0%	0.0%	100%	$53.00	$—	100%
13	Embassy Suites La Jolla	$176.00	$95.38	84.5%	54.7%	27.0%	102.6%	$96.27	$25.75	273.9%
14	The Bidwell Marriott Portland	$144.53	$—	100%	17.6%	0.0%	100%	$25.44	$—	100%
15	Hilton New Orleans St. Charles	$137.32	$—	100%	46.5%	0.0%	100%	$63.85	$—	100%
16	Oceans Edge Resort & Marina	$425.85	$—	100%	85.4%	0.0%	100%	$363.68	$—	100%

	16 Hotels Open During the Entire Second Quarter of 2021	$214.20	$106.70	100.7%	46.0%	2.7%	1,603.7%	$98.53	$2.88	3,321.2%

	1 Hotel with Suspended Operations During All of the Second Quarter of 2021	$—	$—	0.0%	0.0%	0.0%	0.0%	$—	$—	0.0%

	17 Hotel Portfolio (1)	$214.20	$106.98	100.2%	44.2%	2.6%	1,600.0%	$94.68	$2.78	3,305.8%

	Recently Acquired Hotel (2)
	Montage Healdsburg	$1,091.27	N/A	100%	56.3%	N/A	100%	$614.39	N/A	100%

	18 Hotel Portfolio (3)	$230.00			44.4%			$102.12

*Footnotes on page 43

PROPERTY-LEVEL OPERATING STATISTICS	Page 37

Supplemental Financial Information August 3, 2021

Property-Level Operating Statistics

May 2021/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	May			May			May
		2021	2019	Change	2021	2019	Change	2021	2019	Change
1	Hilton San Diego Bayfront (4)	$175.97	$258.43	(31.9)%	44.8%	75.9%	(41.0)%	$78.83	$196.15	(59.8)%
2	Boston Park Plaza	$146.86	$250.01	(41.3)%	33.7%	97.3%	(65.4)%	$49.49	$243.26	(79.7)%
3	Hyatt Regency San Francisco (4)	$189.04	$307.25	(38.5)%	21.8%	88.9%	(75.5)%	$41.21	$273.15	(84.9)%
4	Renaissance Washington DC	$133.94	$258.96	(48.3)%	69.6%	84.8%	(17.9)%	$93.22	$219.60	(57.6)%
5	Renaissance Orlando at SeaWorld ®	$148.94	$169.04	(11.9)%	38.6%	75.2%	(48.7)%	$57.49	$127.12	(54.8)%
6	Wailea Beach Resort	$557.33	$423.72	31.5%	76.5%	90.9%	(15.8)%	$426.36	$385.16	10.7%
7	JW Marriott New Orleans	$179.17	$215.73	(16.9)%	51.7%	91.2%	(43.3)%	$92.63	$196.75	(52.9)%
8	Hyatt Centric Chicago Magnificent Mile	$171.82	$240.41	(28.5)%	22.9%	89.5%	(74.4)%	$39.35	$215.17	(81.7)%
9	Marriott Boston Long Wharf	$278.66	$381.41	(26.9)%	32.5%	87.1%	(62.7)%	$90.56	$332.21	(72.7)%
10	Renaissance Long Beach	$177.22	$186.78	(5.1)%	90.9%	74.8%	21.5%	$161.09	$139.71	15.3%
11	Embassy Suites Chicago	$152.23	$226.21	(32.7)%	39.1%	92.7%	(57.8)%	$59.52	$209.70	(71.6)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$115.21	$209.09	(44.9)%	46.0%	91.1%	(49.5)%	$53.00	$190.48	(72.2)%
13	Embassy Suites La Jolla	$176.00	$202.48	(13.1)%	54.7%	83.4%	(34.4)%	$96.27	$168.87	(43.0)%
14	The Bidwell Marriott Portland	$144.53	$190.29	(24.0)%	17.6%	87.5%	(79.9)%	$25.44	$166.50	(84.7)%
15	Hilton New Orleans St. Charles	$137.32	$166.98	(17.8)%	46.5%	80.8%	(42.5)%	$63.85	$134.92	(52.7)%
16	Oceans Edge Resort & Marina (4)	$425.85	$223.64	90.4%	85.4%	88.5%	(3.5)%	$363.68	$197.92	83.8%

	16 Hotels Open During the Entire Second Quarter of 2021	$214.20	$254.72	(15.9)%	46.0%	85.9%	(46.4)%	$98.53	$218.80	(55.0)%

	1 Hotel with Suspended Operations During All of the Second Quarter of 2021	$—	$160.41	(100)%	0.0%	76.3%	(100)%	$—	$122.39	(100)%

	17 Hotel Portfolio (1)	$214.20	$251.46	(14.8)%	44.2%	85.5%	(48.3)%	$94.68	$215.00	(56.0)%

	Recently Acquired Hotel (2)
	Montage Healdsburg	$1,091.27	N/A	100%	56.3%	N/A	100%	$614.39	N/A	100%

	18 Hotel Portfolio (3)	$230.00			44.4%			$102.12

*Footnotes on page 43

PROPERTY-LEVEL OPERATING STATISTICS	Page 38

Supplemental Financial Information August 3, 2021

Property-Level Operating Statistics

June 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	June			June			June
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$198.36	$—	100%	63.2%	0.0%	100%	$125.36	$—	100%
2	Boston Park Plaza	$153.61	$137.15	12.0%	39.1%	5.5%	610.9%	$60.06	$7.54	696.6%
3	Hyatt Regency San Francisco	$197.53	$—	100%	31.1%	0.0%	100%	$61.43	$—	100%
4	Renaissance Washington DC	$131.63	$—	100%	11.6%	0.0%	100%	$15.27	$—	100%
5	Renaissance Orlando at SeaWorld ®	$146.66	$—	100%	56.3%	0.0%	100%	$82.57	$—	100%
6	Wailea Beach Resort	$628.76	$—	100%	85.9%	0.0%	100%	$540.10	$—	100%
7	JW Marriott New Orleans	$172.12	$—	100%	54.3%	0.0%	100%	$93.46	$—	100%
8	Hyatt Centric Chicago Magnificent Mile	$173.75	$—	100%	31.3%	0.0%	100%	$54.38	$—	100%
9	Marriott Boston Long Wharf	$315.46	$—	100%	52.0%	0.0%	100%	$164.04	$—	100%
10	Renaissance Long Beach	$180.87	$107.11	68.9%	95.5%	22.6%	322.6%	$172.73	$24.21	613.5%
11	Embassy Suites Chicago	$157.20	$148.26	6.0%	62.8%	0.3%	20,833.3%	$98.72	$0.44	22,336.4%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$126.87	$—	100%	55.0%	0.0%	100%	$69.78	$—	100%
13	Embassy Suites La Jolla	$231.88	$111.79	107.4%	60.1%	38.8%	54.9%	$139.36	$43.37	221.3%
14	The Bidwell Marriott Portland	$144.01	$—	100%	29.5%	0.0%	100%	$42.48	$—	100%
15	Hilton New Orleans St. Charles	$126.87	$—	100%	52.6%	0.0%	100%	$66.73	$—	100%
16	Oceans Edge Resort & Marina	$444.51	$233.97	90.0%	90.7%	42.1%	115.4%	$403.17	$98.50	309.3%

	16 Hotels Open During the Entire Second Quarter of 2021	$237.36	$109.00	117.8%	50.8%	4.0%	1,170.0%	$120.58	$4.36	2,665.6%

	1 Hotel with Suspended Operations During All of the Second Quarter of 2021	$—	$—	0.0%	0.0%	0.0%	0.0%	$—	$—	0.0%

	17 Hotel Portfolio (1)	$237.36	$108.97	117.8%	48.8%	3.9%	1,151.3%	$115.83	$4.25	2,625.4%

	Recently Acquired Hotel (2)
	Montage Healdsburg	$1,013.35	N/A	100%	71.3%	N/A	100%	$722.52	N/A	100%

	18 Hotel Portfolio (3)	$253.36			49.2%			$124.65

*Footnotes on page 43

PROPERTY-LEVEL OPERATING STATISTICS	Page 39

Supplemental Financial Information August 3, 2021

Property-Level Operating Statistics

June 2021/2019

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	June			June			June
		2021	2019	Change	2021	2019	Change	2021	2019	Change
1	Hilton San Diego Bayfront (4)	$198.36	$249.31	(20.4)%	63.2%	82.0%	(22.9)%	$125.36	$204.43	(38.7)%
2	Boston Park Plaza	$153.61	$252.80	(39.2)%	39.1%	98.2%	(60.2)%	$60.06	$248.25	(75.8)%
3	Hyatt Regency San Francisco (4)	$197.53	$317.52	(37.8)%	31.1%	93.2%	(66.6)%	$61.43	$295.93	(79.2)%
4	Renaissance Washington DC	$131.63	$241.65	(45.5)%	11.6%	83.6%	(86.1)%	$15.27	$202.02	(92.4)%
5	Renaissance Orlando at SeaWorld ®	$146.66	$157.99	(7.2)%	56.3%	84.9%	(33.7)%	$82.57	$134.13	(38.4)%
6	Wailea Beach Resort	$628.76	$452.18	39.1%	85.9%	94.1%	(8.7)%	$540.10	$425.50	26.9%
7	JW Marriott New Orleans	$172.12	$192.76	(10.7)%	54.3%	84.5%	(35.7)%	$93.46	$162.88	(42.6)%
8	Hyatt Centric Chicago Magnificent Mile	$173.75	$253.24	(31.4)%	31.3%	93.9%	(66.7)%	$54.38	$237.79	(77.1)%
9	Marriott Boston Long Wharf	$315.46	$411.44	(23.3)%	52.0%	91.8%	(43.4)%	$164.04	$377.70	(56.6)%
10	Renaissance Long Beach	$180.87	$214.04	(15.5)%	95.5%	89.3%	6.9%	$172.73	$191.14	(9.6)%
11	Embassy Suites Chicago	$157.20	$258.34	(39.1)%	62.8%	95.9%	(34.5)%	$98.72	$247.75	(60.2)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$126.87	$234.73	(46.0)%	55.0%	94.1%	(41.6)%	$69.78	$220.88	(68.4)%
13	Embassy Suites La Jolla	$231.88	$222.62	4.2%	60.1%	94.0%	(36.1)%	$139.36	$209.26	(33.4)%
14	The Bidwell Marriott Portland	$144.01	$212.25	(32.2)%	29.5%	89.7%	(67.1)%	$42.48	$190.39	(77.7)%
15	Hilton New Orleans St. Charles	$126.87	$155.73	(18.5)%	52.6%	79.9%	(34.2)%	$66.73	$124.43	(46.4)%
16	Oceans Edge Resort & Marina (4)	$444.51	$203.79	118.1%	90.7%	93.4%	(2.9)%	$403.17	$190.34	111.8%

	16 Hotels Open During the Entire Second Quarter of 2021	$237.36	$259.14	(8.4)%	50.8%	89.7%	(43.4)%	$120.58	$232.45	(48.1)%

	1 Hotel with Suspended Operations During All of the Second Quarter of 2021	$—	$165.84	(100)%	0.0%	78.2%	(100)%	$—	$129.69	(100)%

	17 Hotel Portfolio (1)	$237.36	$255.98	(7.3)%	48.8%	89.2%	(45.3)%	$115.83	$228.33	(49.3)%

	Recently Acquired Hotel (2)
	Montage Healdsburg	$1,013.35	N/A	100%	71.3%	N/A	100%	$722.52	N/A	100%

	18 Hotel Portfolio (3)	$253.36			49.2%			$124.65

*Footnotes on page 43

PROPERTY-LEVEL OPERATING STATISTICS	Page 40

Supplemental Financial Information August 3, 2021

Property-Level Operating Statistics

Q2 YTD 2021/2020

		ADR			Occupancy			RevPAR
	Hotels sorted by number of rooms	For the Six Months Ended June 30,			For the Six Months Ended June 30,			For the Six Months Ended June 30,
		2021	2020	Change	2021	2020	Change	2021	2020	Change
1	Hilton San Diego Bayfront	$171.19	$242.44	(29.4)%	32.4%	29.7%	9.1%	$55.47	$72.00	(23.0)%
2	Boston Park Plaza	$145.99	$146.97	(0.7)%	23.9%	30.0%	(20.3)%	$34.89	$44.09	(20.9)%
3	Hyatt Regency San Francisco	$194.61	$320.66	(39.3)%	15.6%	30.1%	(48.2)%	$30.36	$96.52	(68.5)%
4	Renaissance Washington DC	$138.20	$223.17	(38.1)%	54.8%	28.3%	93.6%	$75.73	$63.16	19.9%
5	Renaissance Orlando at SeaWorld ®	$138.31	$193.65	(28.6)%	32.3%	29.2%	10.6%	$44.67	$56.55	(21.0)%
6	Wailea Beach Resort	$566.06	$551.06	2.7%	54.8%	38.0%	44.2%	$310.20	$209.40	48.1%
7	JW Marriott New Orleans	$163.02	$229.83	(29.1)%	36.4%	32.2%	13.0%	$59.34	$74.01	(19.8)%
8	Hyatt Centric Chicago Magnificent Mile	$160.81	$126.82	26.8%	18.3%	24.1%	(24.1)%	$29.43	$30.56	(3.7)%
9	Marriott Boston Long Wharf	$277.30	$228.42	21.4%	23.6%	30.2%	(21.9)%	$65.44	$68.98	(5.1)%
10	Renaissance Long Beach	$163.70	$168.51	(2.9)%	55.5%	44.0%	26.1%	$90.85	$74.14	22.5%
11	Embassy Suites Chicago	$146.76	$121.37	20.9%	28.5%	30.1%	(5.3)%	$41.83	$36.53	14.5%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$121.70	$98.96	23.0%	19.3%	23.4%	(17.5)%	$23.49	$23.16	1.4%
13	Embassy Suites La Jolla	$156.33	$166.73	(6.2)%	51.7%	49.9%	3.6%	$80.82	$83.20	(2.9)%
14	The Bidwell Marriott Portland (4)	$143.18	$141.72	1.0%	14.6%	19.6%	(25.5)%	$20.90	$27.78	(24.8)%
15	Hilton New Orleans St. Charles	$121.48	$183.18	(33.7)%	35.1%	32.4%	8.3%	$42.64	$59.35	(28.2)%
16	Oceans Edge Resort & Marina	$415.29	$315.28	31.7%	82.0%	46.2%	77.5%	$340.54	$145.66	133.8%

	16 Hotels Open During the Entire Second Quarter of 2021	$211.77	$229.80	(7.8)%	34.0%	31.3%	8.6%	$72.00	$71.93	0.1%

	1 Hotel with Suspended Operations During All of the Second Quarter of 2021	$—	$146.48	(100)%	0.0%	26.4%	(100)%	$—	$38.67	(100)%

	17 Hotel Portfolio (1)	$211.77	$227.06	(6.7)%	32.7%	31.1%	5.1%	$69.25	$70.62	(1.9)%

	Recently Acquired Hotel (2)
	Montage Healdsburg	$975.75	N/A	100%	40.8%	N/A	100%	$398.11	N/A	100%

	18 Hotel Portfolio (3)	$225.30			32.8%			$73.90

*Footnotes on page 43

PROPERTY-LEVEL OPERATING STATISTICS	Page 41

Supplemental Financial Information August 3, 2021

Property-Level Operating Statistics

Q2 YTD 2021/2019

		ADR				Occupancy			RevPAR
	Hotels sorted by number of rooms	For the Six Months Ended June 30,				For the Six Months Ended June 30,			For the Six Months Ended June 30,
		2021		2019	Change	2021	2019	Change	2021	2019		Change
1	Hilton San Diego Bayfront (4)	$171.19		$254.09	(32.6)%	32.4%	77.0%	(57.9)%	$55.47		$195.65	(71.6)%
2	Boston Park Plaza	$145.99		$205.16	(28.8)%	23.9%	88.9%	(73.1)%	$34.89		$182.39	(80.9)%
3	Hyatt Regency San Francisco (4)	$194.61		$330.83	(41.2)%	15.6%	87.6%	(82.2)%	$30.36		$289.81	(89.5)%
4	Renaissance Washington DC	$138.20		$246.97	(44.0)%	54.8%	80.1%	(31.6)%	$75.73		$197.82	(61.7)%
5	Renaissance Orlando at SeaWorld ®	$138.31		$181.66	(23.9)%	32.3%	82.9%	(61.0)%	$44.67		$150.60	(70.3)%
6	Wailea Beach Resort	$566.06		$471.61	20.0%	54.8%	93.2%	(41.2)%	$310.20		$439.54	(29.4)%
7	JW Marriott New Orleans	$163.02		$219.64	(25.8)%	36.4%	87.5%	(58.4)%	$59.34		$192.19	(69.1)%
8	Hyatt Centric Chicago Magnificent Mile	$160.81		$184.59	(12.9)%	18.3%	78.8%	(76.8)%	$29.43		$145.46	(79.8)%
9	Marriott Boston Long Wharf	$277.30		$313.87	(11.7)%	23.6%	84.2%	(72.0)%	$65.44		$264.28	(75.2)%
10	Renaissance Long Beach	$163.70		$198.07	(17.4)%	55.5%	82.5%	(32.7)%	$90.85		$163.41	(44.4)%
11	Embassy Suites Chicago	$146.76		$178.16	(17.6)%	28.5%	86.9%	(67.2)%	$41.83		$154.82	(73.0)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$121.70		$159.48	(23.7)%	19.3%	79.5%	(75.7)%	$23.49		$126.79	(81.5)%
13	Embassy Suites La Jolla	$156.33		$201.98	(22.6)%	51.7%	88.3%	(41.4)%	$80.82		$178.35	(54.7)%
14	The Bidwell Marriott Portland	$143.18		$179.18	(20.1)%	14.6%	83.6%	(82.5)%	$20.90		$149.79	(86.0)%
15	Hilton New Orleans St. Charles	$121.48		$180.50	(32.7)%	35.1%	80.5%	(56.4)%	$42.64		$145.30	(70.7)%
16	Oceans Edge Resort & Marina (4)	$415.29		$273.90	51.6%	82.0%	93.6%	(12.4)%	$340.54		$256.37	32.8%

	16 Hotels Open During the Entire Second Quarter of 2021	$211.77		$245.63	(13.8)%	34.0%	84.2%	(59.6)%	$72.00		$206.82	(65.2)%

	1 Hotel with Suspended Operations During All of the Second Quarter of 2021	$—		$155.75	(100.0)%	0.0%	72.5%	(100.0)%	$—		$112.92	(100.0)%

	17 Hotel Portfolio (1)	$211.77		$242.62	(12.7)%	32.7%	83.7%	(60.9)%	$69.25		$203.07	(65.9)%

	Recently Acquired Hotel (2)
	Montage Healdsburg	$975.75	$	N/A	100%	40.8%	N/A	100%	$398.11	$	N/A	100%

	18 Hotel Portfolio (3)	$225.30				32.8%			$73.90

*Footnotes on page 43

PROPERTY-LEVEL OPERATING STATISTICS	Page 42

Supplemental Financial Information August 3, 2021

Property-Level Operating Statistics

Q2, April, May, June and Q2 YTD 2021/2020 and 2021/2019 Footnotes

(1)	17 Hotel Portfolio includes the same hotels owned by the Company as of June 30, 2021, 2020 and 2019.
(2)	Recently Acquired Hotel includes results for the Montage Healdsburg, acquired by the Company in April 2021. Includes prior ownership results obtained by the Company from the prior owner of the Montage Healdsburg during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. The newly developed hotel opened in December 2020; therefore there is no prior year information.
(3)	18 Hotel Portfolio includes results for the 18 hotels owned by the Company as of June 30, 2021.
(4)	Operating statistics for the first six months of 2020 are impacted by a room renovation at The Bidwell Marriott Portland. Operating statistics for April, May, June, the second quarter and the first six months of 2019 are impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.

PROPERTY-LEVEL OPERATING STATISTICS	Page 43

Supplemental Financial Information August 3, 2021

PROPERTY-LEVEL ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 44

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 2021

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$13,759	$(2,366)	$(290)	$3,222	$638	$1,204	8.8%
2	Boston Park Plaza	5,755	(6,931)	—	4,464	—	(2,467)	(42.9)%
3	Hyatt Regency San Francisco	4,066	(6,141)	—	3,203	—	(2,938)	(72.3)%
4	Renaissance Washington DC	6,360	(1,369)	—	1,889	—	520	8.2%
5	Renaissance Orlando at SeaWorld ®	8,409	(1,476)	—	2,197	—	721	8.6%
6	Wailea Beach Resort	28,642	8,900	—	4,105	—	13,005	45.4%
7	JW Marriott New Orleans	4,754	(1,282)	(5)	1,609	846	1,168	24.6%
8	Hyatt Centric Chicago Magnificent Mile	1,798	(2,789)	(505)	1,142	351	(1,801)	(100.2)%
9	Marriott Boston Long Wharf	5,480	(2,423)	—	2,785	—	362	6.6%
10	Renaissance Long Beach	5,516	1,649	—	782	—	2,431	44.1%
11	Embassy Suites Chicago	2,678	(986)	—	754	—	(232)	(8.7)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	1,728	(1,033)	6	561	—	(466)	(27.0)%
13	Renaissance Westchester	30	(1,201)	—	271	—	(930)	(3,100.0)%
14	Embassy Suites La Jolla	3,686	(531)	—	955	614	1,038	28.2%
15	The Bidwell Marriott Portland	821	(1,326)	—	809	—	(517)	(63.0)%
16	Hilton New Orleans St. Charles	1,799	(281)	—	619	—	338	18.8%
17	Oceans Edge Resort & Marina	8,785	3,332	—	885	—	4,217	48.0%
18	Montage Healdsburg	12,210	(942)	—	2,890	—	1,948	16.0%

	18 Hotel Portfolio (3)	116,276	(17,196)	(794)	33,142	2,449	17,601	15.1%

	Less: Non-comparable Hotel (4)
	Montage Healdsburg	(12,210)	942	—	(2,890)	—	(1,948)	16.0%

	17 Hotel Portfolio (5)	104,066	(16,254)	(794)	30,252	2,449	15,653	15.0%

	Add: Recently Acquired Hotel (4)
	Montage Healdsburg	10,052	(610)	—	2,223	—	1,613	16.0%

	Actual Portfolio (6)	$114,118	$(16,864)	$(794)	$32,475	$2,449	$17,266	15.1%

*Footnotes on pages 48 and 49

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 45

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 2020

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total		Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	Net Loss	Adjustments (1)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (7)	$535	$(8,649)	$(262)	$3,223	$1,228	$(4,460)	(833.6)%
2	Boston Park Plaza (7)	646	(9,438)	71	4,514	—	(4,853)	(751.2)%
3	Hyatt Regency San Francisco (7)	354	(7,090)	(13)	3,242	—	(3,861)	(1,090.7)%
4	Renaissance Washington DC (7)	258	(7,441)	224	2,042	1,657	(3,518)	(1,363.6)%
5	Renaissance Orlando at SeaWorld ® (7)	28	(6,037)	188	2,574	—	(3,275)	(11,696.4)%
6	Wailea Beach Resort (7)	1,061	(6,659)	42	4,007	—	(2,610)	(246.0)%
7	JW Marriott New Orleans (7)	67	(4,227)	44	1,624	872	(1,687)	(2,517.9)%
8	Hyatt Centric Chicago Magnificent Mile (7)	72	(3,504)	(546)	1,350	351	(2,349)	(3,262.5)%
9	Marriott Boston Long Wharf (7)	132	(5,851)	185	2,733	—	(2,933)	(2,222.0)%
10	Renaissance Long Beach (7)	666	(2,027)	71	971	—	(985)	(147.9)%
11	Embassy Suites Chicago (7)	87	(2,609)	244	743	—	(1,622)	(1,864.4)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile (7)	(19)	(2,489)	287	676	—	(1,526)	8,031.6%
13	Renaissance Westchester (7)	27	(1,235)	115	517	—	(603)	(2,233.3)%
14	Embassy Suites La Jolla (7)	1,065	(2,169)	—	1,052	622	(495)	(46.5)%
15	The Bidwell Marriott Portland (7)	4	(1,225)	4	338	—	(883)	(22,075.0)%
16	Hilton New Orleans St. Charles (7)	3	(1,329)	10	645	—	(674)	(22,466.7)%
17	Oceans Edge Resort & Marina (7)	1,302	(1,166)	—	859	—	(307)	(23.6)%

	17 Hotel Portfolio (5)	6,288	(73,145)	664	31,110	4,730	(36,641)	(582.7)%

	Add: Sold/Disposed Hotels (7) (8)	1,743	(12,637)	80	3,176	1,970	(7,411)	(425.2)%

	Actual Portfolio (6)	$8,031	$(85,782)	$744	$34,286	$6,700	$(44,052)	(548.5)%

*Footnotes on pages 48 and 49

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 46

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 2019

	Hotels sorted by number of rooms	For the Three Months Ended June 30, 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (9)	$38,650	$7,773	$(289)	$2,559	$2,235	$12,278	31.8%
2	Boston Park Plaza	31,539	8,314	—	4,457	—	12,771	40.5%
3	Hyatt Regency San Francisco (9)	30,342	4,853	348	3,113	—	8,314	27.4%
4	Renaissance Washington DC	24,618	4,389	—	2,477	1,702	8,568	34.8%
5	Renaissance Orlando at SeaWorld ®	21,945	4,971	—	2,575	—	7,546	34.4%
6	Wailea Beach Resort	30,208	8,251	—	3,902	—	12,153	40.2%
7	JW Marriott New Orleans	11,322	2,604	(5)	1,612	884	5,095	45.0%
8	Hyatt Centric Chicago Magnificent Mile	10,246	1,734	(612)	1,447	351	2,920	28.5%
9	Marriott Boston Long Wharf	18,302	5,478	—	2,709	—	8,187	44.7%
10	Renaissance Long Beach	7,748	1,627	—	968	—	2,595	33.5%
11	Embassy Suites Chicago	7,700	1,990	162	752	—	2,904	37.7%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,561	1,605	239	653	—	2,497	38.1%
13	Renaissance Westchester	5,882	(38)	—	888	—	850	14.5%
14	Embassy Suites La Jolla	6,684	1,152	(21)	1,032	636	2,799	41.9%
15	The Bidwell Marriott Portland	4,453	1,486	—	402	—	1,888	42.4%
16	Hilton New Orleans St. Charles	3,602	542	—	634	—	1,176	32.6%
17	Oceans Edge Resort & Marina (9)	5,542	919	—	784	—	1,703	30.7%

	17 Hotel Portfolio (5)	265,344	57,650	(178)	30,964	5,808	94,244	35.5%

	Add: Sold/Disposed Hotels (8) (9)	37,527	2,989	(178)	5,307	1,493	9,611	25.6%

	Actual Portfolio (6)	$302,871	$60,639	$(356)	$36,271	$7,301	$103,855	34.3%

*Footnotes on pages 48 and 49

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 47

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 2021/2020/2019 Footnotes

(1)	Other Adjustments for the second quarter of 2021 include: a total of $(0.3) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, and the JW Marriott New Orleans; $(0.3) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; and a $(0.2) million prior year property tax credit received at the Hyatt Centric Chicago Magnificent Mile. Other Adjustments for the second quarter of 2020 include: $(0.3) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; $(0.3) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; $1.1 million in COVID-19-related property-level severance at the majority of the Company's hotels; a $(31,000) true-up credit for city taxes assessed on commercial rents at the Hyatt Regency San Francisco; and a total of $0.3 million in prior year property tax net assessments received at the three Chicago hotels. Other Adjustments for the second quarter of 2019 include: a total of $(0.2) million in amortization of operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; a total of $(0.6) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile; $0.3 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; and a total of $0.1 million in prior year property tax net assessments at the three Chicago hotels and the Embassy Suites La Jolla.
(2)	Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees. In the second quarter of 2021, a $(0.2) million prior year property tax credit was received at the Hyatt Centric Chicago Magnificent Mile. In the second quarter of 2020, a total of $0.3 million in prior year property tax net assessments was received at the following hotels: $0.2 million Embassy Suites Chicago; $0.3 million Hilton Garden Inn Chicago Downtown/Magnificent Mile; and $(0.2) million Hyatt Centric Chicago Magnificent Mile. In the second quarter of 2019, a total of $0.1 million in prior year property tax net assessments was received at the following hotels: $0.2 million Embassy Suites Chicago; $(21,000) Embassy Suites La Jolla; $0.2 million Hilton Garden Inn Chicago Downtown/Magnificent Mile; and $(0.3) million Hyatt Centric Chicago Magnificent Mile.
(3)	18 Hotel Portfolio includes all hotels owned by the Company as of June 30, 2021.
(4)	Non-comparable Hotel includes both the Company's and the prior owner's ownership results for the Montage Healdsburg, acquired in April 2021. The newly developed hotel opened in December 2020; therefore, there is no prior year information. The Company obtained prior ownership results from the hotel's previous owner during the due diligence period before the Company’s acquisition was completed. The Company performed a limited review of the information as part of its analysis of the acquisition. The Company determined the amount to include as pro forma depreciation expense by allocating the Company's purchase price of the hotel between the various components of the hotel (i.e. land, building, furniture, fixtures and equipment and intangible assets) based on a purchase price allocation report provided by an independent valuation specialist. Depreciable assets were then given lives ranging from two to forty years.
(5)	17 Hotel Portfolio includes the same hotels owned during the second quarters of 2021, 2020 and 2019.
(6)	Actual Portfolio includes results for 18 hotels, 20 hotels and 21 hotels owned by the Company as of June 30, 2021, 2020 and 2019, respectively.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 48

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 2021/2020/2019 Footnotes (continued)

(7)	During the second quarter of 2020, a total of $7.5 million in COVID-19-related costs consisting of additional wages and benefits for furloughed or laid off employees was incurred at the Company's hotels, primarily at the following: $0.1 million Boston Park Plaza; $0.1 million Embassy Suites Chicago; $0.1 million Hilton Garden Inn Chicago Downtown/Magnificent Mile; $0.2 million Hilton San Diego Bayfront; $(0.1) million Hilton Times Square; $0.3 million Hyatt Centric Chicago Magnificent Mile; $0.3 million Hyatt Regency San Francisco; $0.4 million JW Marriott New Orleans; $1.1 million Marriott Boston Long Wharf; $0.1 million Renaissance Harborplace; $0.5 million Renaissance Long Beach; $0.6 million Renaissance Los Angeles Airport; $1.4 million Renaissance Orlando at SeaWorld®; $1.5 million Renaissance Washington DC; $(0.2) million Renaissance Westchester; and $1.1 million Wailea Beach Resort.
(8)	Sold/Disposed Hotels includes results for the Renaissance Harborplace and the Renaissance Los Angeles Airport, sold in July 2020 and December 2020, respectively, and the Hilton Times Square, assigned to its mortgage holder in December 2020. Sold/Disposed Hotels for the second quarter of 2019 also includes results for the Courtyard by Marriott Los Angeles, sold in October 2019.
(9)	Hotel Adjusted EBITDAre for the second quarter of 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 49

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

April 2021

	Hotels sorted by number of rooms	For the Month of April 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront	$3,160	$(1,706)	$(96)	$1,080	$213	$(509)	(16.1)%
2	Boston Park Plaza	1,413	(2,467)	—	1,488	—	(979)	(69.3)%
3	Hyatt Regency San Francisco	788	(2,377)	—	1,081	—	(1,296)	(164.5)%
4	Renaissance Washington DC	3,052	404	—	631	—	1,035	33.9%
5	Renaissance Orlando at SeaWorld ®	2,352	(734)	—	735	—	1	0.0%
6	Wailea Beach Resort	7,541	1,542	—	1,368	—	2,910	38.6%
7	JW Marriott New Orleans	1,218	(640)	—	537	280	177	14.5%
8	Hyatt Centric Chicago Magnificent Mile	384	(1,035)	(117)	381	117	(654)	(170.3)%
9	Marriott Boston Long Wharf	1,146	(1,289)	—	928	—	(361)	(31.5)%
10	Renaissance Long Beach	1,292	64	—	265	—	329	25.5%
11	Embassy Suites Chicago	541	(564)	—	252	—	(312)	(57.7)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	244	(548)	2	188	—	(358)	(146.7)%
13	Renaissance Westchester	10	(399)	—	90	—	(309)	(3,090.0)%
14	Embassy Suites La Jolla	968	(380)	—	329	202	151	15.6%
15	The Bidwell Marriott Portland	167	(531)	—	270	—	(261)	(156.3)%
16	Hilton New Orleans St. Charles	517	(134)	—	207	—	73	14.1%
17	Oceans Edge Resort & Marina	2,883	1,086	—	295	—	1,381	47.9%
18	Montage Healdsburg	3,235	(409)	—	953	—	544	16.8%

	18 Hotel Portfolio (2)	30,911	(10,117)	(211)	11,078	812	1,562	5.1%

	Less: Non-comparable Hotel (3)
	Montage Healdsburg	(3,235)	409	—	(953)	—	(544)	16.8%

	17 Hotel Portfolio (4)	27,676	(9,708)	(211)	10,125	812	1,018	3.7%

	Add: Recently Acquired Hotel (3)
	Montage Healdsburg	1,077	(77)	—	286	—	209	19.4%

	Actual Portfolio (5)	$28,753	$(9,785)	$(211)	$10,411	$812	$1,227	4.3%

*Footnotes on page 53

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 50

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

April 2020

	Hotels sorted by number of rooms	For the Month of April 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total		Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	Net Loss	Adjustments (1)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront	$—	$(3,109)	$(97)	$1,076	$543	$(1,587)	0.0%
2	Boston Park Plaza	265	(2,978)	—	1,507	—	(1,471)	(555.1)%
3	Hyatt Regency San Francisco (6)	80	(2,244)	(42)	1,080	—	(1,206)	(1,507.5)%
4	Renaissance Washington DC (6)	147	(2,101)	—	689	554	(858)	(583.7)%
5	Renaissance Orlando at SeaWorld ® (6)	65	(1,700)	—	873	—	(827)	(1,272.3)%
6	Wailea Beach Resort (6)	831	(1,380)	—	1,325	—	(55)	(6.6)%
7	JW Marriott New Orleans (6)	73	(1,317)	—	546	290	(481)	(658.9)%
8	Hyatt Centric Chicago Magnificent Mile	21	(1,243)	(117)	481	117	(762)	(3,628.6)%
9	Marriott Boston Long Wharf (6)	44	(1,672)	—	912	—	(760)	(1,727.3)%
10	Renaissance Long Beach (6)	236	(545)	—	329	—	(216)	(91.5)%
11	Embassy Suites Chicago	1	(763)	—	247	—	(516)	(51,600.0)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2	(706)	3	225	—	(478)	(23,900.0)%
13	Renaissance Westchester (6)	21	(420)	—	175	—	(245)	(1,166.7)%
14	Embassy Suites La Jolla	201	(820)	—	353	206	(261)	(129.9)%
15	The Bidwell Marriott Portland	4	(426)	—	110	—	(316)	(7,900.0)%
16	Hilton New Orleans St. Charles	(22)	(476)	—	216	—	(260)	1,181.8%
17	Oceans Edge Resort & Marina (6)	138	(493)	—	283	—	(210)	(152.2)%

	17 Hotel Portfolio (4)	2,107	(22,393)	(253)	10,427	1,710	(10,509)	(498.8)%

	Add: Sold/Disposed Hotels (6) (7)	354	(3,509)	(2)	1,060	394	(2,057)	(581.1)%

	Actual Portfolio (5)	$2,461	$(25,902)	$(255)	$11,487	$2,104	$(12,566)	(510.6)%

*Footnotes on page 53

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 51

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

April 2019

	Hotels sorted by number of rooms	For the Month of April 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront (8)	$11,744	$1,787	$(97)	$850	$743	3,283	28.0%
2	Boston Park Plaza	10,022	2,328	—	1,483	—	$3,811	38.0%
3	Hyatt Regency San Francisco (8)	9,611	1,415	106	1,044	—	2,565	26.7%
4	Renaissance Washington DC	8,714	1,839	—	822	569	3,230	37.1%
5	Renaissance Orlando at SeaWorld ®	7,682	1,857	—	858	—	2,715	35.3%
6	Wailea Beach Resort	10,357	2,915	—	1,299	—	4,214	40.7%
7	JW Marriott New Orleans	3,854	1,080	—	534	292	1,906	49.5%
8	Hyatt Centric Chicago Magnificent Mile	2,694	(32)	(117)	482	117	450	16.7%
9	Marriott Boston Long Wharf	5,463	1,386	—	902	—	2,288	41.9%
10	Renaissance Long Beach	2,761	665	—	322	—	987	35.7%
11	Embassy Suites Chicago	2,056	300	—	251	—	551	26.8%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	1,695	224	3	217	—	444	26.2%
13	Renaissance Westchester	1,782	(157)	—	297	—	140	7.9%
14	Embassy Suites La Jolla	2,095	304	—	347	210	861	41.1%
15	The Bidwell Marriott Portland	1,378	396	—	133	—	529	38.4%
16	Hilton New Orleans St. Charles	1,336	310	—	210	—	520	38.9%
17	Oceans Edge Resort & Marina (8)	2,094	512	—	261	—	773	36.9%

	17 Hotel Portfolio (4)	85,338	17,129	(105)	10,312	1,931	29,267	34.3%

	Add: Sold/Disposed Hotels (7) (8)	11,770	554	(59)	1,785	494	2,774	23.6%

	Actual Portfolio (5)	$97,108	$17,683	$(164)	$12,097	$2,425	$32,041	33.0%

*Footnotes on page 53

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 52

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

April 2021/2020/2019 Footnotes

(1)	Other Adjustments for April 2021 include: a total of $(0.1) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, and the JW Marriott New Orleans; and $(0.1) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile. Other Adjustments for April 2020 include: a total of $(0.1) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; $(0.1) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; and a $(42,000) true-up credit in city taxes assessed on commercial rents at the Hyatt Regency San Francisco. Other Adjustments for April 2019 include: a total of $(0.1) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; and $(0.2) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile; and $0.1 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco.
(2)	18 Hotel Portfolio includes all hotels owned by the Company as of June 30, 2021.
(3)	Non-comparable Hotel includes both the Company's and the prior owner's ownership results for the Montage Healdsburg, acquired in April 2021. The newly developed hotel opened in December 2020; therefore, there is no prior year information. The Company obtained prior ownership results from the hotel's previous owner during the due diligence period before the Company’s acquisition was completed. The Company performed a limited review of the information as part of its analysis of the acquisition. The Company determined the amount to include as pro forma depreciation expense by allocating the Company's purchase price of the hotel between the various components of the hotel (i.e. land, building, furniture, fixtures and equipment and intangible assets) based on a purchase price allocation report provided by an independent valuation specialist. Depreciable assets were then given lives ranging from two to forty years.
(4)	17 Hotel Portfolio includes the same hotels owned during April 2021, 2020 and 2019.
(5)	Actual Portfolio includes results for 18 hotels, 20 hotels and 21 hotels owned by the Company as of June 30, 2021, 2020 and 2019, respectively.
(6)	In April 2020, a total of $0.4 million in COVID-19-related costs consisting of additional wages and benefits for furloughed or laid off employees was incurred at the majority of the Company's hotels, primarily at the following: $0.3 million Wailea Beach Resort; and $0.1 million Renaissance Washington DC.
(7)	Sold/Disposed Hotels includes results for the Renaissance Harborplace and the Renaissance Los Angeles Airport, sold in July 2020 and December 2020, respectively, and the Hilton Times Square, assigned to its mortgage holder in December 2020. Sold/Disposed Hotels for April 2019 also includes results for the Courtyard by Marriott Los Angeles, sold in October 2019.
(8)	Hotel Adjusted EBITDAre for April 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 53

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

May 2021

	Hotels sorted by number of rooms	For the Month of May 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$4,186	$(997)	$(97)	$1,078	$218	$202	4.8%
2	Boston Park Plaza	1,919	(2,259)	—	1,488	—	(771)	(40.2)%
3	Hyatt Regency San Francisco	1,313	(2,029)	—	1,062	—	(967)	(73.6)%
4	Renaissance Washington DC	2,869	173	—	625	—	798	27.8%
5	Renaissance Orlando at SeaWorld ®	2,683	(537)	—	733	—	196	7.3%
6	Wailea Beach Resort	9,604	2,995	—	1,368	—	4,363	45.4%
7	JW Marriott New Orleans	1,796	(252)	(5)	536	288	567	31.6%
8	Hyatt Centric Chicago Magnificent Mile	574	(866)	(271)	381	117	(639)	(111.3)%
9	Marriott Boston Long Wharf	1,509	(1,077)	—	928	—	(149)	(9.9)%
10	Renaissance Long Beach	2,038	753	—	259	—	1,012	49.7%
11	Embassy Suites Chicago	838	(339)	—	251	—	(88)	(10.5)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	657	(288)	2	188	—	(98)	(14.9)%
13	Renaissance Westchester	10	(446)	—	89	—	(357)	(3,570.0)%
14	Embassy Suites La Jolla	1,182	(196)	—	302	210	316	26.7%
15	The Bidwell Marriott Portland	247	(454)	—	270	—	(184)	(74.5)%
16	Hilton New Orleans St. Charles	615	(85)	—	206	—	121	19.7%
17	Oceans Edge Resort & Marina	2,844	1,052	—	295	—	1,347	47.4%
18	Montage Healdsburg	3,897	(90)	—	984	—	894	22.9%

	18 Hotel Portfolio (3)	38,781	(4,942)	(371)	11,043	833	6,563	16.9%

	Less: Non-comparable Hotel (4)
	Montage Healdsburg	(3,897)	90	—	(984)	—	(894)	22.9%

	17 Hotel Portfolio (5)	34,884	(4,852)	(371)	10,059	833	5,669	16.3%

	Add: Recently Acquired Hotel (4)
	Montage Healdsburg	3,897	(90)	—	984	—	894	22.9%

	Actual Portfolio (6)	$38,781	$(4,942)	$(371)	$11,043	$833	$6,563	16.9%

*Footnotes on page 57

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 54

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

May 2020

	Hotels sorted by number of rooms	For the Month of May 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total		Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	Net Loss	Adjustments (1)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront	$357	$(2,617)	$(97)	$1,073	$363	$(1,278)	(358.0)%
2	Boston Park Plaza	278	(2,956)	—	1,503	—	(1,453)	(522.7)%
3	Hyatt Regency San Francisco (7)	198	(2,294)	(36)	1,081	—	(1,249)	(630.8)%
4	Renaissance Washington DC (7)	57	(2,332)	—	677	552	(1,103)	(1,935.1)%
5	Renaissance Orlando at SeaWorld ® (7)	(47)	(1,863)	—	875	—	(988)	2,102.1%
6	Wailea Beach Resort (7)	220	(2,097)	—	1,339	—	(758)	(344.5)%
7	JW Marriott New Orleans (7)	16	(1,274)	(6)	540	297	(443)	(2,768.8)%
8	Hyatt Centric Chicago Magnificent Mile (7)	12	(1,269)	(117)	481	117	(788)	(6,566.7)%
9	Marriott Boston Long Wharf (7)	46	(1,685)	—	910	—	(775)	(1,684.8)%
10	Renaissance Long Beach (7)	369	(423)	—	328	—	(95)	(25.7)%
11	Embassy Suites Chicago	25	(738)	—	247	—	(491)	(1,964.0)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6	(680)	3	226	—	(451)	(7,516.7)%
13	Renaissance Westchester (7)	6	(389)	—	172	—	(217)	(3,616.7)%
14	Embassy Suites La Jolla (7)	295	(761)	—	350	212	(199)	(67.5)%
15	The Bidwell Marriott Portland	—	(392)	—	112	—	(280)	N/A
16	Hilton New Orleans St. Charles	11	(426)	—	215	—	(211)	(1,918.2)%
17	Oceans Edge Resort & Marina (7)	143	(561)	—	283	—	(278)	(194.4)%

	17 Hotel Portfolio (5)	1,992	(22,757)	(253)	10,412	1,541	(11,057)	(555.1)%

	Add: Sold/Disposed Hotels (7) (8)	606	(4,121)	(3)	1,059	404	(2,661)	(439.1)%

	Actual Portfolio (6)	$2,598	$(26,878)	$(256)	$11,471	$1,945	$(13,718)	(528.0)%

*Footnotes on page 57

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 55

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

May 2019

	Hotels sorted by number of rooms	For the Month of May 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (9)	$12,934	$2,550	$(96)	$854	$760	4,068	31.5%
2	Boston Park Plaza	10,772	3,114	—	1,484	—	$4,598	42.7%
3	Hyatt Regency San Francisco (9)	9,890	1,498	123	1,034	—	2,655	26.8%
4	Renaissance Washington DC	8,123	1,245	—	827	567	2,639	32.5%
5	Renaissance Orlando at SeaWorld ®	6,887	1,444	—	856	—	2,300	33.4%
6	Wailea Beach Resort	9,822	2,551	—	1,300	—	3,851	39.2%
7	JW Marriott New Orleans	4,121	1,041	(6)	539	301	1,875	45.5%
8	Hyatt Centric Chicago Magnificent Mile	3,663	638	(117)	482	117	1,120	30.6%
9	Marriott Boston Long Wharf	6,171	1,771	—	901	—	2,672	43.3%
10	Renaissance Long Beach	2,336	340	—	323	—	663	28.4%
11	Embassy Suites Chicago	2,648	770	(22)	251	—	999	37.7%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,323	714	3	217	—	934	40.2%
13	Renaissance Westchester	2,030	(10)	—	296	—	286	14.1%
14	Embassy Suites La Jolla	2,063	225	(21)	341	216	761	36.9%
15	The Bidwell Marriott Portland	1,481	483	—	134	—	617	41.7%
16	Hilton New Orleans St. Charles	1,190	124	—	212	—	336	28.2%
17	Oceans Edge Resort & Marina (9)	1,775	243	—	261	—	504	28.4%

	17 Hotel Portfolio (5)	88,229	18,741	(136)	10,312	1,961	30,878	35.0%

	Add: Sold/Disposed Hotels (8) (9)	12,963	1,242	(61)	1,759	504	3,444	26.6%

	Actual Portfolio (6)	$101,192	$19,983	$(197)	$12,071	$2,465	$34,322	33.9%

*Footnotes on page 57

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 56

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

May 2021/2020/2019 Footnotes

(1)	Other Adjustments for May 2021 include: a total of $(0.1) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, and the JW Marriott New Orleans; $(0.1) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; and a $(0.2) million prior year property tax credit received at the Hyatt Centric Chicago Magnificent Mile. Other adjustments for May 2020 include: a total of $(0.1) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; $(0.1) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; and a $(36,000) true-up credit for city taxes assessed on commercial rents at the Hyatt Regency San Francisco. Other adjustments for May 2019 include: a total of $(0.1) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; $(0.2) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile; $0.1 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; and a total of $(43,000) in prior year property tax credits received at the Embassy Suites Chicago and the Embassy Suites La Jolla.
(2)	Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees. In May 2021 and 2019, a $(0.2) million prior year property tax credit was received at the Hyatt Centric Chicago Magnificent Mile, and a total of $(43,000) in prior year property tax credits was received at the Embassy Suites Chicago and the Embassy Suites La Jolla, respectively.
(3)	18 Hotel Portfolio includes all hotels owned by the Company as of June 30, 2021.
(4)	Non-comparable Hotel includes the Company's ownership results for the Montage Healdsburg, acquired in April 2021. The newly developed hotel opened in December 2020; therefore, there is no prior year information.
(5)	17 Hotel Portfolio includes the same hotels owned during May 2021, 2020 and 2019.
(6)	Actual Portfolio includes results for 18 hotels, 20 hotels and 21 hotels owned by the Company as of June 30, 2021, 2020 and 2019, respectively.
(7)	In May 2020, a total of $1.2 million in COVID-19-related costs consisting of additional wages and benefits for furloughed or laid off employees was incurred at the majority of the Company's hotels, primarily at the following: $(0.1) million Hilton Times Square; $0.1 million Hyatt Regency San Francisco; $0.1 million JW Marriott New Orleans; $0.3 million Marriott Boston Long Wharf; $0.1 million Renaissance Harborplace; $0.1 million Renaissance Long Beach; $0.1 million Renaissance Los Angeles Airport; $0.3 million Renaissance Orlando at SeaWorld®; $0.4 million Renaissance Washington DC; and $(0.2) million Renaissance Westchester.
(8)	Sold/Disposed Hotels includes results for the Renaissance Harborplace and the Renaissance Los Angeles Airport, sold in July 2020 and December 2020, respectively, and the Hilton Times Square, assigned to its mortgage holder in December 2020. Sold/Disposed Hotels for May 2019 also includes results for the Courtyard by Marriott Los Angeles, sold in October 2019.
(9)	Hotel Adjusted EBITDAre for May 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 57

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

June 2021

	Hotels sorted by number of rooms	For the Month of June 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	EBITDAre	Margins
1	Hilton San Diego Bayfront	$6,413	$337	$(97)	$1,064	$207	$1,511	23.6%
2	Boston Park Plaza	2,423	(2,205)	—	1,488	—	(717)	(29.6)%
3	Hyatt Regency San Francisco	1,965	(1,735)	—	1,060	—	(675)	(34.4)%
4	Renaissance Washington DC	439	(1,946)	—	633	—	(1,313)	(299.1)%
5	Renaissance Orlando at SeaWorld ®	3,374	(205)	—	729	—	524	15.5%
6	Wailea Beach Resort	11,497	4,363	—	1,369	—	5,732	49.9%
7	JW Marriott New Orleans	1,740	(390)	—	536	278	424	24.4%
8	Hyatt Centric Chicago Magnificent Mile	840	(888)	(117)	380	117	(508)	(60.5)%
9	Marriott Boston Long Wharf	2,825	(57)	—	929	—	872	30.9%
10	Renaissance Long Beach	2,186	832	—	258	—	1,090	49.9%
11	Embassy Suites Chicago	1,299	(83)	—	251	—	168	12.9%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	827	(197)	2	185	—	(10)	(1.2)%
13	Renaissance Westchester	10	(356)	—	92	—	(264)	(2,640.0)%
14	Embassy Suites La Jolla	1,536	45	—	324	202	571	37.2%
15	The Bidwell Marriott Portland	407	(341)	—	269	—	(72)	(17.7)%
16	Hilton New Orleans St. Charles	667	(62)	—	206	—	144	21.6%
17	Oceans Edge Resort & Marina	3,058	1,194	—	295	—	1,489	48.7%
18	Montage Healdsburg	5,078	(443)	—	953	—	510	10.0%

	18 Hotel Portfolio (2)	46,584	(2,137)	(212)	11,021	804	9,476	20.3%

	Less: Non-comparable Hotel (3)
	Montage Healdsburg	(5,078)	443	—	(953)	—	(510)	10.0%

	17 Hotel Portfolio (4)	41,506	(1,694)	(212)	10,068	804	8,966	21.6%

	Add: Recently Acquired Hotel (3)
	Montage Healdsburg	5,078	(443)	—	953	—	510	10.0%

	Actual Portfolio (5)	$46,584	$(2,137)	$(212)	$11,021	$804	$9,476	20.3%

*Footnotes on page 61

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 58

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

June 2020

	Hotels sorted by number of rooms	For the Month of June 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total		Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	Net Loss	Adjustments (1)	Depreciation	Interest Expense	EBITDAre (6)	Margins (6)
1	Hilton San Diego Bayfront (7)	$178	$(2,923)	$(68)	$1,074	$322	$(1,595)	(896.1)%
2	Boston Park Plaza (7)	103	(3,504)	71	1,504	—	(1,929)	(1,872.8)%
3	Hyatt Regency San Francisco (7)	76	(2,552)	65	1,081	—	(1,406)	(1,850.0)%
4	Renaissance Washington DC (7)	54	(3,008)	224	676	551	(1,557)	(2,883.3)%
5	Renaissance Orlando at SeaWorld ® (7)	10	(2,474)	188	826	—	(1,460)	(14,600.0)%
6	Wailea Beach Resort (7)	10	(3,182)	42	1,343	—	(1,797)	(17,970.0)%
7	JW Marriott New Orleans (7)	(22)	(1,636)	50	538	285	(763)	3,468.2%
8	Hyatt Centric Chicago Magnificent Mile (7)	39	(992)	(312)	388	117	(799)	(2,048.7)%
9	Marriott Boston Long Wharf (7)	42	(2,494)	185	911	—	(1,398)	(3,328.6)%
10	Renaissance Long Beach (7)	61	(1,059)	71	314	—	(674)	(1,104.9)%
11	Embassy Suites Chicago (7)	61	(1,108)	244	249	—	(615)	(1,008.2)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile (7)	(27)	(1,103)	281	225	—	(597)	2,211.1%
13	Renaissance Westchester (7)	—	(426)	115	170	—	(141)	N/A
14	Embassy Suites La Jolla (7)	569	(588)	—	349	204	(35)	(6.2)%
15	The Bidwell Marriott Portland (7)	—	(407)	4	116	—	(287)	N/A
16	Hilton New Orleans St. Charles (7)	14	(427)	10	214	—	(203)	(1,450.0)%
17	Oceans Edge Resort & Marina (7)	1,021	(112)	—	293	—	181	17.7%

	17 Hotel Portfolio (4)	2,189	(27,995)	1,170	10,271	1,479	(15,075)	(688.7)%

	Add: Sold/Disposed Hotels (7) (8)	783	(5,007)	85	1,057	1,172	(2,693)	(343.9)%

	Actual Portfolio (5)	$2,972	$(33,002)	$1,255	$11,328	$2,651	$(17,768)	(597.8)%

*Footnotes on page 61

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 59

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

June 2019

	Hotels sorted by number of rooms	For the Month of June 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	EBITDAre (6)	Margins (6)
1	Hilton San Diego Bayfront (9)	$13,972	$3,436	$(96)	$855	$732	$4,927	35.3%
2	Boston Park Plaza	10,745	2,872	—	1,490	—	4,362	40.6%
3	Hyatt Regency San Francisco (9)	10,841	1,940	119	1,035	—	3,094	28.5%
4	Renaissance Washington DC	7,781	1,305	—	828	566	2,699	34.7%
5	Renaissance Orlando at SeaWorld ®	7,376	1,670	—	861	—	2,531	34.3%
6	Wailea Beach Resort	10,029	2,785	—	1,303	—	4,088	40.8%
7	JW Marriott New Orleans	3,347	483	1	539	291	1,314	39.3%
8	Hyatt Centric Chicago Magnificent Mile	3,889	1,128	(378)	483	117	1,350	34.7%
9	Marriott Boston Long Wharf	6,668	2,321	—	906	—	3,227	48.4%
10	Renaissance Long Beach	2,651	622	—	323	—	945	35.6%
11	Embassy Suites Chicago	2,996	920	184	250	—	1,354	45.2%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	2,543	667	233	219	—	1,119	44.0%
13	Renaissance Westchester	2,070	129	—	295	—	424	20.5%
14	Embassy Suites La Jolla	2,526	623	—	344	210	1,177	46.6%
15	The Bidwell Marriott Portland	1,594	607	—	135	—	742	46.5%
16	Hilton New Orleans St. Charles	1,076	108	—	212	—	320	29.7%
17	Oceans Edge Resort & Marina (9)	1,673	164	—	262	—	426	25.5%

	17 Hotel Portfolio (4)	91,777	21,780	63	10,340	1,916	34,099	37.2%

	Add: Sold/Disposed Hotels (8) (9)	12,794	1,193	(58)	1,763	495	3,393	26.5%

	Actual Portfolio (5)	$104,571	$22,973	$5	$12,103	$2,411	$37,492	35.9%

*Footnotes on page 61

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 60

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

June 2021/2020/2019 Footnotes

(1)	Other Adjustments for June 2021 include: a total of $(0.1) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, and the JW Marriott New Orleans; and $(0.1) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile. Other Adjustments for June 2020 include: $(0.1) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; $(0.1) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; $47,000 in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; a total of $1.1 million in COVID-19-related severance at the majority of the Company's hotels; and a total of $0.3 million in prior year property tax net assessments at the three Chicago hotels. Other Adjustments for June 2019 include: a total of $(0.1) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; a total of $(0.2) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile; $0.1 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; and a total of $0.2 million in prior year property tax net assessments at the three Chicago hotels.
(2)	18 Hotel Portfolio includes all hotels owned by the Company as of June 30, 2021.
(3)	Non-comparable Hotel includes the Company's ownership results for the Montage Healdsburg, acquired in April 2021. The newly developed hotel opened in December 2020; therefore, there is no prior year information.
(4)	17 Hotel Portfolio includes the same hotels owned during June 2021, 2020 and 2019.
(5)	Actual Portfolio includes results for 18 hotels, 20 hotels and 21 hotels owned by the Company as of June 30, 2021, 2020 and 2019, respectively.
(6)	Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees. In June 2020, a total of $0.3 million in prior year property tax net assessments was received at the following hotels: $0.2 million Embassy Suites Chicago; $0.3 million Hilton Garden Inn Chicago Downtown/Magnificent Mile; and $(0.2) million Hyatt Centric Chicago Magnificent Mile. In June 2019, a total of $0.2 million in prior year property tax net assessments was received at the following hotels: $0.2 million Embassy Suites Chicago; $0.2 million Hilton Garden Inn Chicago Downtown/Magnificent Mile; and $(0.3) million Hyatt Centric Chicago Magnificent Mile.
(7)	In June 2020, a total of $5.9 million in COVID-19-related costs consisting of additional wages and benefits for furloughed or laid off employees was incurred at the Company's hotels, primarily at the following: $0.1 million Boston Park Plaza; $0.1 million Embassy Suites Chicago; $0.1 million Hilton Garden Inn Chicago Downtown/Magnificent Mile; $0.2 million Hilton San Diego Bayfront; $0.3 million Hyatt Centric Chicago Magnificent Mile; $0.2 million Hyatt Regency San Francisco; $0.3 million JW Marriott New Orleans; $0.8 million Marriott Boston Long Wharf; $0.4 million Renaissance Long Beach; $0.5 million Renaissance Los Angeles Airport; $1.1 million Renaissance Orlando at SeaWorld®; $1.0 million Renaissance Washington DC; and $0.8 million Wailea Beach Resort.
(8)	Sold/Disposed Hotels includes results for the Renaissance Harborplace and the Renaissance Los Angeles Airport, sold in July 2020 and December 2020, respectively, and the Hilton Times Square, assigned to its mortgage holder in December 2020. Sold/Disposed Hotels for June 2019 also includes results for the Courtyard by Marriott Los Angeles, sold in October 2019.
(9)	Hotel Adjusted EBITDAre for June 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 61

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 YTD 2021

	Hotels sorted by number of rooms	For the Six Months Ended June 30, 2021
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront	$17,714	$(10,265)	$(579)	$6,463	$1,281	$(3,100)	(17.5)%
2	Boston Park Plaza	8,471	(15,229)	—	8,945	—	(6,284)	(74.2)%
3	Hyatt Regency San Francisco	5,715	(13,483)	—	6,447	—	(7,036)	(123.1)%
4	Renaissance Washington DC	12,203	(1,558)	(72)	3,764	—	2,134	17.5%
5	Renaissance Orlando at SeaWorld ®	11,999	(4,980)	—	4,417	—	(563)	(4.7)%
6	Wailea Beach Resort	40,901	8,420	—	8,186	—	16,606	40.6%
7	JW Marriott New Orleans	6,687	(4,280)	(3)	3,221	1,688	626	9.4%
8	Hyatt Centric Chicago Magnificent Mile	2,567	(6,184)	(856)	2,287	702	(4,051)	(157.8)%
9	Marriott Boston Long Wharf	6,710	(7,268)	—	5,564	—	(1,704)	(25.4)%
10	Renaissance Long Beach	7,116	436	—	1,627	—	2,063	29.0%
11	Embassy Suites Chicago	3,545	(2,970)	—	1,511	—	(1,459)	(41.2)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	1,909	(2,965)	11	1,229	—	(1,725)	(90.4)%
13	Renaissance Westchester	87	(2,547)	58	539	—	(1,950)	(2,241.4)%
14	Embassy Suites La Jolla	5,790	(2,119)	—	1,943	1,219	1,043	18.0%
15	The Bidwell Marriott Portland	1,243	(2,888)	—	1,616	—	(1,272)	(102.3)%
16	Hilton New Orleans St. Charles	2,545	(1,207)	—	1,238	—	31	1.2%
17	Oceans Edge Resort & Marina	15,434	5,398	—	1,764	—	7,162	46.4%
18	Montage Healdsburg	15,807	(5,903)	—	5,748	—	(155)	(1.0)%

	18 Hotel Portfolio (3)	166,443	(69,592)	(1,441)	66,509	4,890	366	0.2%

	Less: Non-comparable Hotel (4)
	Montage Healdsburg	(15,807)	5,903	—	(5,748)	—	155	(1.0)%

	17 Hotel Portfolio (5)	150,636	(63,689)	(1,441)	60,761	4,890	521	0.3%

	Add: Recently Acquired Hotel (4)
	Montage Healdsburg	10,052	(610)	—	2,223	—	1,613	16.0%

	Actual Portfolio (6)	$160,688	$(64,299)	$(1,441)	$62,984	$4,890	$2,134	1.3%

*Footnotes on pages 65 and 66

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 62

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 YTD 2020

	Hotels sorted by number of rooms	For the Six Months Ended June 30, 2020
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (7)	$27,575	$(8,679)	$(552)	$6,440	$2,907	$116	0.4%
2	Boston Park Plaza (7)	12,003	(16,209)	71	9,028	—	(7,110)	(59.2)%
3	Hyatt Regency San Francisco (7)	21,133	(8,226)	123	6,472	—	(1,631)	(7.7)%
4	Renaissance Washington DC (7)	15,120	(10,223)	224	4,109	3,326	(2,564)	(17.0)%
5	Renaissance Orlando at SeaWorld ® (7)	18,833	(3,400)	188	5,181	—	1,969	10.5%
6	Wailea Beach Resort (7)	29,878	(443)	42	7,976	—	7,575	25.4%
7	JW Marriott New Orleans (7)	9,324	(3,701)	46	3,260	1,743	1,348	14.5%
8	Hyatt Centric Chicago Magnificent Mile (7)	3,376	(7,187)	(897)	2,796	702	(4,586)	(135.8)%
9	Marriott Boston Long Wharf (7)	8,260	(9,333)	185	5,470	—	(3,678)	(44.5)%
10	Renaissance Long Beach (7)	6,431	(2,138)	71	1,961	—	(106)	(1.6)%
11	Embassy Suites Chicago (7)	3,016	(4,122)	220	1,496	—	(2,406)	(79.8)%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile (7)	1,842	(4,212)	294	1,350	—	(2,568)	(139.4)%
13	Renaissance Westchester (7)	3,635	(3,692)	115	1,393	—	(2,184)	(60.1)%
14	Embassy Suites La Jolla (7)	6,056	(2,361)	—	2,104	1,248	991	16.4%
15	The Bidwell Marriott Portland (7) (9)	1,417	(2,115)	4	719	—	(1,392)	(98.2)%
16	Hilton New Orleans St. Charles (7)	3,142	(1,203)	10	1,290	—	97	3.1%
17	Oceans Edge Resort & Marina (7)	7,267	324	—	1,685	—	2,009	27.6%

	17 Hotel Portfolio (5)	178,308	(86,920)	144	62,730	9,926	(14,120)	(7.9)%

	Add: Sold/Disposed Hotels (7) (8)	20,913	(22,864)	81	8,046	3,163	(11,574)	(55.3)%

	Actual Portfolio (6)	$199,221	$(109,784)	$225	$70,776	$13,089	$(25,694)	(12.9)%

*Footnotes on pages 65 and 66

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 63

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 YTD 2019

	Hotels sorted by number of rooms	For the Six Months Ended June 30, 2019
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel Adjusted	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (1)	Depreciation	Interest Expense	EBITDAre (2)	Margins (2)
1	Hilton San Diego Bayfront (9)	$75,336	$14,178	$(579)	$5,117	$4,473	$23,189	30.8%
2	Boston Park Plaza	49,399	5,137	—	8,903	—	14,040	28.4%
4	Hyatt Regency San Francisco (9)	61,539	10,220	708	6,240	—	17,168	27.9%
3	Renaissance Washington DC	45,514	5,808	—	4,932	3,415	14,155	31.1%
5	Renaissance Orlando at SeaWorld ®	47,658	12,641	—	5,129	—	17,770	37.3%
6	Wailea Beach Resort	61,877	17,591	—	7,781	—	25,372	41.0%
7	JW Marriott New Orleans	23,054	5,548	(3)	3,209	1,764	10,518	45.6%
8	Hyatt Centric Chicago Magnificent Mile	15,354	(759)	(962)	2,889	701	1,869	12.2%
9	Marriott Boston Long Wharf	28,396	4,374	—	5,402	—	9,776	34.4%
10	Renaissance Long Beach	15,339	3,096	—	1,914	—	5,010	32.7%
11	Embassy Suites Chicago	11,866	1,345	162	1,495	—	3,002	25.3%
12	Hilton Garden Inn Chicago Downtown/Magnificent Mile	9,240	513	248	1,305	—	2,066	22.4%
13	Renaissance Westchester	10,379	(1,066)	—	1,774	—	708	6.8%
14	Embassy Suites La Jolla	12,738	1,864	(21)	2,063	1,268	5,174	40.6%
15	The Bidwell Marriott Portland	7,790	2,130	—	798	—	2,928	37.6%
16	Hilton New Orleans St. Charles	7,479	1,085	—	1,257	—	2,342	31.3%
17	Oceans Edge Resort & Marina (9)	12,274	2,696	189	1,561	—	4,446	36.2%

	17 Hotel Portfolio (5)	495,232	86,401	(258)	61,769	11,621	159,533	32.2%

	Add: Sold/Disposed Hotels (8) (9)	65,296	(1,070)	(353)	10,638	2,975	12,190	18.7%

	Actual Portfolio (6)	$560,528	$85,331	$(611)	$72,407	$14,596	$171,723	30.6%

*Footnotes on pages 65 and 66

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 64

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 YTD 2021/2020/2019 Footnotes

(1)	Other Adjustments for the first six months of 2021 include: a total of $(0.6) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, and the JW Marriott New Orleans; $(0.7) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; a total of $(0.2) million prior year property tax net credits received at the Hyatt Centric Chicago Magnificent Mile and the Renaissance Washington DC; and $0.1 million in legal fees at the Renaissance Westchester. Other Adjustments for the first six months of 2020 include: $(0.5) million in amortization of the operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; $(0.7) million in finance lease obligation interest - cash ground rent at the Hyatt Centric Chicago Magnificent Mile; $1.1 million in COVID-19-related severance at the majority of the Company's hotels; $0.1 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; and a total of $0.2 million in prior year property tax net assessments received at the three Chicago hotels and the Renaissance Harborplace. Other Adjustments for the first six months of 2019 include: a total of $(0.4) million in amortization of operating lease right-of-use assets and liabilities at the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton San Diego Bayfront, the Hilton Times Square and the JW Marriott New Orleans; a total of $(1.2) million in finance lease obligation interest - cash ground rent at the Courtyard by Marriott Los Angeles and the Hyatt Centric Chicago Magnificent Mile; $0.7 million in city taxes assessed on commercial rents at the Hyatt Regency San Francisco; and a total of $0.3 million in prior year property tax net assessments at the three Chicago hotels, the Embassy Suites La Jolla and the Oceans Edge Resort & Marina.
(2)	Both Hotel Adjusted EBITDAre and Hotel Adjusted EBITDAre Margins are presented excluding any prior year property tax assessments and credits, net of any appeal fees. In the first six months of 2021, a total of $(0.2) million in prior year property tax credits was received at the following hotels: $(0.2) million Hyatt Centric Chicago Magnificent Mile; and $(0.1) million Renaissance Washington DC. In the first six months of 2020, a total of $0.2 million in prior year property tax net assessments was received at the following hotels: $0.2 million Embassy Suites Chicago; $0.3 million Hilton Garden Inn Chicago Downtown/Magnificent Mile; $(0.2) million Hyatt Centric Chicago Magnificent Mile; and $(0.1) million Renaissance Harborplace. In the first six months of 2019, a total of $0.3 million in prior year property tax net assessments was received at the following hotels: $0.2 million Embassy Suites Chicago; $(21,000) Embassy Suites La Jolla; $0.2 million Hilton Garden Inn Chicago Downtown/Magnificent Mile; $(0.3) million Hyatt Centric Chicago Magnificent Mile; and $0.2 million Oceans Edge Resort & Marina.
(3)	18 Hotel Portfolio includes all hotels owned by the Company as of June 30, 2021.
(4)	Non-comparable Hotel includes both the Company's and the prior owner's ownership results for the Montage Healdsburg, acquired in April 2021. The newly developed hotel opened in December 2020; therefore, there is no prior year information. The Company obtained prior ownership results from the hotel's previous owner during the due diligence period before the Company’s acquisition was completed. The Company performed a limited review of the information as part of its analysis of the acquisition. The Company determined the amount to include as pro forma depreciation expense by allocating the Company's purchase price of the hotel between the various components of the hotel (i.e. land, building, furniture, fixtures and equipment and intangible assets) based on a purchase price allocation report provided by an independent valuation specialist. Depreciable assets were then given lives ranging from two to forty years.
(5)	17 Hotel Portfolio includes the same hotels owned during the first six months of 2021, 2020 and 2019.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 65

Supplemental Financial Information August 3, 2021

Property-Level Adjusted EBITDAre and Adjusted EBITDAre Margins

Q2 YTD 2021/2020/2019 Footnotes (continued)

(6)	Actual Portfolio includes results for 18 hotels, 20 hotels and 21 hotels owned by the Company as of June 30, 2021, 2020 and 2019, respectively.
(7)	During the first six months of 2020, a total of $17.6 million in COVID-19-related costs consisting of additional wages and benefits for furloughed or laid off employees was incurred at the following hotels: $0.2 million Boston Park Plaza; $0.2 million Embassy Suites Chicago; $0.1 million Embassy Suites La Jolla; $0.2 million Hilton Garden Inn Chicago Downtown/Magnificent Mile; $0.4 million Hilton San Diego Bayfront; $1.3 million Hilton Times Square; $0.4 million Hyatt Centric Chicago Magnificent Mile; $1.1 million Hyatt Regency San Francisco; $0.7 million JW Marriott New Orleans; $2.1 million Marriott Boston Long Wharf; $0.1 million The Bidwell Marriott Portland; $0.5 million Renaissance Harborplace; $0.8 million Renaissance Long Beach; $1.0 million Renaissance Los Angeles Airport; $2.2 million Renaissance Orlando at SeaWorld®; $2.8 million Renaissance Washington DC; $0.6 million Renaissance Westchester; and $2.9 million Wailea Beach Resort.
(8)	Sold/Disposed Hotels includes results for the Renaissance Harborplace and the Renaissance Los Angeles Airport, sold in July 2020 and December 2020, respectively, and the Hilton Times Square, assigned to its mortgage holder in December 2020. Sold/Disposed Hotels for the first six months of 2019 also includes results for the Courtyard by Marriott Los Angeles, sold in October 2019.
(9)	Hotel Adjusted EBITDAre for the first six months of 2020 is impacted by a room renovation at The Bidwell Marriott Portland. Hotel Adjusted EBITDAre for the first six months of 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco, the Oceans Edge Resort & Marina and the Renaissance Harborplace.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 66